As filed with the Securities and Exchange Commission on March 17, 1998

                                          Securities Act File No. 333-______
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 / X /

                                                     --
                        Pre-Effective Amendment No. /__/
                                                      --
                        Post-Effective Amendment No. /__/

                                   PIMCO FUNDS
               (Exact Name of Registrant as Specified in Charter)

            840 Newport Center Drive, Newport Beach, California 92660
               (Address of Principal Executive Offices) (Zip Code)

                                 (714) 760-4867
                  (Registrant's Area Code and Telephone Number)

                                 R. Wesley Burns
                      Pacific Investment Management Company
                            840 Newport Center Drive
                         Newport Beach, California 92660
                     (Name and Address of Agent for Service)

                                 With copies to:

     Newton B. Schott, Jr., Esq.               Robert W. Helm, Esq.                 Joseph B. Kittredge, Esq.
     PIMCO Funds Distributors LLC             Dechert Price & Rhoads                      Ropes & Gray
     2187 Atlantic Street                      1775 Eye Street, N.W.                 One International Place
     Stamford, Connecticut 06902               Washington, D.C. 20006               Boston, Massachusetts 02110

                                             ------------------------

                  Approximate Date of Proposed Public Offering:
   As soon as practicable after this Registration Statement becomes effective.

--------------------------------------------------------------------------------

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.
--------------------------------------------------------------------------------

Title of Securities Being Registered: Class A, Class B, and Class C shares of beneficial interest of the registrant's PIMCO Municipal Bond Fund. No filing fee is due because of reliance on Section 24(f) of the Investment Company Act of 1940.

Pursuant to Rule 429 under the Securities Act of 1933, this registration statement relates to shares of beneficial interest previously registered on Form N-1A (File No. 33-12113).

                              CROSS REFERENCE SHEET
            Pursuant to Rule 481(a) Under the Securities Act of 1933


Item of Form N-14                                           Location in the Prospectus

PART A


1.   Beginning of Registration Statement and Outside        Cross Reference Sheet; Notice of Special Meeting of
     Front Cover Page of Prospectus                         Shareholders; Introduction

2.   Beginning and Outside Back Cover Page of Prospectus    Table of Contents


3.   Fee Table, Synopsis Information, and Risk Factors      Overview; Investment Practices and Risk Considerations

4.   Information About the Transactions                     Overview; Information About the Reorganization

5.   Information About the Registrant                       Introduction; Overview; Special Considerations and Risk
                                                            Factors;  Fees and Expenses; Additional Information
                                                            about the Funds; Appendix B

6.   Information About the Company Being Acquired           Introduction; Overview; Special Considerations and Risk
                                                            Factors;  Fees and Expenses; Additional Information
                                                            about the Funds; Incorporation by reference of
                                                            prospectus for Class A, B and C shares of PIMCO Funds:
                                                            Multi-Manager Series.

7.   Voting Information                                     Notice of Special Meeting of Shareholders;
                                                            Introduction; General Information

8.   Interest of Certain Persons and Experts                General Information

9.   Additional Information Required for Reoffering by      (Not Applicable)
     Persons Deemed to be Underwriters


PART B

10.  Cover Page                                             Cover Page

11.  Table of Contents                                      Cover Page

12.  Additional Information about the Registrant            Incorporation of Documents by Reference in Statement of
                                                            Additional Information

13.  Additional Information about the Company Being         Not Applicable
     Acquired

14.  Financial Statements                                   Incorporation of Documents by Reference in Statement of
                                                            Additional Information;  Exhibits to Statement of
                                                            Additional Information


PART C

15 - 17                                                     Information required to be included in Part C is set
                                                            forth under the appropriate Item, so numbered, in Part
                                                            C of this Registration Statement.

                              PIMCO Tax Exempt Fund
                            800 Newport Center Drive
                         Newport Beach, California 92660
                                 (800) 426-0107


                  Notice of Special Meeting of Shareholders of
                              PIMCO Tax Exempt Fund
                           to be held on June __, 1998

To the Shareholders:

         Notice is hereby given that a Special Meeting of Shareholders of the PIMCO Tax Exempt Fund, a series of PIMCO Funds: Multi-Manager Series, will be held on June __, 1998 at 10:00 a.m., Eastern time, at 2187 Atlantic Street, Stamford, Connecticut 06902 for the following purpose:

1. To approve or disapprove an Agreement and Plan of Reorganization providing for (a) the acquisition of all assets, and the assumption of all liabilities, of the PIMCO Tax Exempt Fund by the PIMCO Municipal Bond Fund, a series of PIMCO Funds: Pacific Investment Management Series, in exchange for shares of beneficial interest of the PIMCO Municipal Bond Fund, and (b) the liquidation of the PIMCO Tax Exempt Fund and the pro rata distribution of its holdings of PIMCO Municipal Bond Fund shares to its shareholders.

2. To transact such other business as may properly come before the meeting.

         Shareholders of record at the close of business on April 6, 1998 are entitled to notice of, and to vote at, the meeting. Your attention is called to the accompanying Proxy Statement/Prospectus. Regardless of whether you plan to attend the meeting, PLEASE COMPLETE, SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED PROXY CARD SO THAT YOU WILL BE REPRESENTED AT THE MEETING. If you have returned a proxy card and are present at the meeting, you may change the vote specified in the proxy, if desired, at that time.

                        By Order of the Board of Trustees


                        Newton B. Schott, Jr., Secretary

April __, 1998

                           PROXY STATEMENT/PROSPECTUS

                                 April __, 1998

                         relating to the acquisition by
               PIMCO Municipal Bond Fund ("Municipal Bond Fund"), a series of PIMCO Funds: Pacific Investment Management Series ("PIMS")
                            840 Newport Center Drive
                         Newport Beach, California 92660
                                 (800) 426-0107

                                of the assets of
                   PIMCO Tax Exempt Fund ("Tax Exempt Fund"),
              a series of PIMCO Funds: Multi-Manager Series ("MMS")



                                  INTRODUCTION


         This Proxy Statement/Prospectus provides you with information about a proposed reorganization in which all of the assets of the Tax Exempt Fund would be acquired by the Municipal Bond Fund, in exchange for shares of the Municipal Bond Fund and the assumption by the Municipal Bond Fund of the Tax Exempt Fund's liabilities (the "Reorganization"). Shares of the Municipal Bond Fund received by the Tax Exempt Fund would be distributed to the shareholders of the Tax Exempt Fund, and the Tax Exempt Fund would be terminated. As a result of the Reorganization, each shareholder of the Tax Exempt Fund would receive that number of full and fractional shares of the corresponding class of the Municipal Bond Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder's shares of the Tax Exempt Fund held as of the close of business on the date of the exchange.

     This Proxy Statement/Prospectus, which you should retain for future reference, sets forth concisely the information about the Municipal Bond Fund that a prospective investor should know before investing. A Statement of Additional Information dated April __, 1998 containing additional information about the Reorganization and the parties thereto has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Proxy Statement/Prospectus. A copy of the Statement of Additional Information is available upon request by calling (800) 426-0107. For more information about PIMS and the Municipal Bond Fund, see the Class A, B and C prospectus and the Statement of Additional Information for PIMS, each dated April 1, 1998, which are incorporated herein by reference and copies of which may be obtained without charge by calling (800) 426-0107. For more information about MMS and the Tax Exempt Fund, see the Class A, B and C prospectuses for MMS dated February 5, 1998 and April 1, 1998, and the Statement of Additional
Information for MMS dated April 1, 1998, which are incorporated herein by reference and copies of which may be obtained without charge by calling (800) 426-0107. The SEC maintains an Internet World Wide Web site (at http://www.sec.gov) which contains the Statements of Additional Information, materials that are incorporated by reference into the prospectuses and Statements of Additional Information, and other information about PIMS, MMS and the Funds. In addition, PIMS and MMS provide periodic reports to shareholders containing relevant information regarding the Funds, including investment results and reviews of portfolio changes. You may receive a copy of the most recent annual and semi-annual report for MMS, without charge, by calling (800) 426-0107. The Municipal Bond Fund has not yet completed a fiscal year, or portion thereof, that would be reported in a report to shareholders, so information regarding the Municipal Bond Fund does not appear in the latest PIMS annual or semi-annual reports.

         The Municipal Bond Fund is a series of PIMS, an open-end management investment company. The Tax Exempt Fund is a series of MMS, an open-end management investment company. The primary investment objective of each Fund is to seek high current income exempt from federal income tax, consistent with preservation of capital. Unlike the Tax Exempt Fund, the Municipal Bond Fund has the pursuit of capital appreciation as a secondary objective.

         These   securities  have  not  been  approved  or  disapproved  by  the
Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

         Shares of the Municipal Bond Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, and shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and entail risk, including the possible loss of principal.

                                    OVERVIEW


         The following is a summary of certain information contained in this Proxy Statement/Prospectus. This summary is qualified by reference to the more complete information contained elsewhere in this Proxy Statement/Prospectus (including appendixes), the Prospectus for Class A, B and C shares of PIMS and the Prospectuses for Class A, B and C shares of MMS (each of which is incorporated herein by reference), and the Agreement and Plan of Reorganization dated as of April 7, 1998 (the "Reorganization Agreement"), which is attached to this Proxy Statement/Prospectus as Appendix A. Shareholders should read this entire Proxy Statement/Prospectus carefully.

         The Proposed Reorganization. The Board of Trustees of MMS, including the Trustees who are not "interested persons" of MMS (as defined in the Investment Company Act of 1940) (the "Independent Trustees"), approved the Reorganization Agreement on March 5, 1998. Subject to its approval by the shareholders of the Tax Exempt Fund, the Reorganization Agreement provides for the acquisition by the Municipal Bond Fund of all of the assets of the Tax Exempt Fund in exchange for shares of the Municipal Bond Fund, and the assumption by the Municipal Bond Fund of the Tax Exempt Fund's liabilities, following which the shares of the Municipal Bond Fund received by the Tax Exempt Fund would be distributed to the shareholders of the Tax Exempt Fund and the Tax Exempt Fund would be terminated. The exchange of all of the Tax Exempt Fund's assets for shares of the Municipal Bond Fund and the assumption of all of the liabilities of the Tax Exempt Fund by the Municipal Bond Fund are expected to occur on June __, 1998, or such other date as the parties may agree (the "Exchange Date").

         As a result of the Reorganization, each shareholder of the Tax Exempt Fund would become a shareholder of the Municipal Bond Fund and would hold, after the Exchange Date, that number of full and fractional Class A, Class B and Class C Shares of the Municipal Bond Fund having an aggregate net asset value equal to the aggregate net asset value of each respective class of shares of the Tax Exempt Fund held by that shareholder as of the close of business on the Exchange Date.

         For the reasons set forth below under "Information About the Reorganization - Reasons for the Reorganization," the Board of Trustees of MMS, including the Independent Trustees who were present to consider the matter, has concluded that the Reorganization is in the best interests of the Tax Exempt Fund and its shareholders and that the interests of shareholders of the Tax Exempt Fund will not be diluted as a result of the transactions contemplated by the Reorganization Agreement. Accordingly, the Board of Trustees recommends approval of the Reorganization Agreement. If the Reorganization Agreement is not approved, the Tax Exempt Fund will continue in existence, unless the Board of Trustees advocates other action.

         Approval of the Reorganization Agreement with respect to the Tax Exempt Fund requires the affirmative vote of a plurality of the shares of beneficial interest of the Tax Exempt Fund present and voting at the meeting.

         Investment Objectives and Policies. The Municipal Bond Fund and the Tax Exempt Fund have investment objectives and policies which are substantially similar. The primary investment objective of both Funds is to seek high current income exempt from federal income tax, consistent with preservation of capital. The Municipal Bond Fund has capital appreciation as a secondary investment objective. Accordingly, the Municipal Bond Fund may be expected to generate a somewhat higher percentage of taxable gain than the Tax Exempt Fund. The investment objectives and policies of the Funds are discussed in more detail in "Investment Practices and Risk Considerations" below. For complete descriptions of the investment objectives and policies of the Funds, please read each Fund's prospectus and statement of additional information, which are incorporated herein by reference.

         Investment Advisers. Pacific Investment Management Company ("Pacific Investment Management"), 840 Newport Center Drive, Newport Beach, California 92660, is the investment adviser to the Municipal Bond Fund pursuant to an investment advisory contract with PIMS. Pacific Investment Management is an investment counseling firm founded in 1971, and had approximately $118 billion in assets under management as of December 31, 1997. For further information about Pacific Investment Management, see "Management of the Trust--Investment Advisor" in Appendix B. The investment adviser for the Tax Exempt Fund is PIMCO Advisors L.P. ("PIMCO Advisors"), 800 Newport Center Drive, Newport Beach, California 92660, a Delaware limited partnership. As of December 31, 1997, PIMCO Advisors and its subsidiary partnerships had more than $199.5 billion in assets under management. PIMCO Advisors employs its affiliate, Columbus Circle Investors ("Columbus Circle"), One Station Place, 8th Floor, Stamford, Connecticut 06902, as Portfolio Manager of the Tax Exempt Fund. Accounts managed by Columbus Circle has combined assets as of December 31, 1997 of approximately $9.3 billion. Pacific Investment Management and Columbus Circle are each subsidiary partnerships of PIMCO Advisors. Except with respect to the advisory fee rates, the investment advisory contract between MMS, on behalf of the Tax Exempt Fund, and PIMCO Advisors is substantially similar in all material respects to the investment advisory contract currently in place between PIMS, on behalf of the Municipal Bond Fund, and Pacific Investment Management.

         Fees and Expenses. Each of the Funds features fixed advisory and administrative fee rates. Each Fund pays its respective investment adviser and administrator monthly fees at the following annual rates:

                               Advisory Fee Rate(1)      Administrative Fee Rate(2)
Municipal Bond Fund                    0.25%                            0.35%
Tax Exempt Fund                        0.30%                            0.40% of first $2.5 billion
                                                                        0.35% of amounts in excess of $2.5 billion

(1)      Based on the average daily net assets of the Fund.
(2) Based on the average daily net assets attributable in the aggregate to the Fund's Class A, Class B and Class C shares.

         For its services as Portfolio Manager of the Tax Exempt Fund, Columbus Circle is paid a portfolio management fee by PIMCO Advisors (and not by the Tax Exempt Fund) equal, on an annual basis, to 0.30% of the Tax Exempt Fund's average daily net assets. For more information about fees and expenses, see "Fees and Expenses."

         Classes of Shares. Each Fund currently offers three classes of shares that are affected by the proposed Reorganization: (1) Class A shares, which generally are sold subject to an initial sales charge; (2) Class B shares, which are sold subject to a contingent deferred sales charge; and (3) Class C shares, which are sold subject to an asset based sales charge. Sales charges are in addition to the advisory and administrative fees discussed above. Shareholders of the Tax Exempt Fund will not be charged a sales charge in connection with the Reorganization, although Class B and Class C shares of the Municipal Bond Fund acquired by Tax Exempt Fund shareholders in the Reorganization will be subject to a contingent deferred sales charge to the same extent that the Class B and Class C shares, respectively, of the Tax Exempt Fund were so subject prior to their exchange for the Municipal Bond Fund shares. For more information about sales charges, see "Fees and Expenses."

         Purchase, Redemption, and Exchange Information. The purchase, redemption and exchange procedures and privileges for the Tax Exempt Fund and the Municipal Bond Fund are substantially the same. For further information on the purchase, redemption and exchange procedures and privileges for the Municipal Bond Fund, see Appendix B.

         Federal Income Tax Consequences of the Reorganization. It is expected that the Reorganization will constitute a tax-free reorganization within the meaning of section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). If the Reorganization constitutes a tax-free reorganization, no gain or loss will be recognized by the Tax Exempt Fund or its shareholders as a result of the Reorganization. See "Information About The Reorganization - Tax Considerations."

                  INVESTMENT PRACTICES AND RISK CONSIDERATIONS

         The investment objectives, policies and restrictions of the Municipal Bond Fund and the Tax Exempt Fund are substantially similar, although the Funds differ to some extent with respect to particular investment techniques and instruments, as described below. Because the Funds share similar investment objectives and policies, PIMS and MMS believe that the risks of investing in the Municipal Bond Fund are substantially similar to the risks of investing in the Tax Exempt Fund. The investment objectives, policies and restrictions of the Funds, and certain differences between them, are discussed below. For a more detailed description, please see the prospectus and statement of additional information describing each Fund. There can be no assurance that either Fund will achieve its stated objective(s).

Comparison of Objectives and Primary Investments

         The primary investment objective for each Fund is to seek high current income exempt from federal income tax, consistent with preservation of capital. For the Municipal Bond Fund, capital appreciation is a secondary investment objective. The Funds seek their objectives by investing primarily in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax ("Municipal Bonds"). Municipal Bonds generally are issued by states and local governments and their agencies, authorities and other instrumentalities. It is a policy of each Fund that, under normal market conditions, at least 80% of its net assets will be invested in Municipal Bonds.

         The Municipal Bond Fund may invest up to 10% of its net assets, under normal market conditions, in Municipal Bonds or "private activity" bonds which are rated below Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Services ("S&P") but which are rated at least Ba by Moody's or BB by S&P (or, if unrated, determined by Pacific Investment Management to be of comparable quality). For the Tax Exempt Fund, the 80% component of its portfolio invested in Municipal Bonds must consist of "investment grade" Municipal Bonds. Municipal Bonds are considered to be investment grade if they are rated at least Baa by Moody's or BBB by S&P or, if they are unrated, determined by Columbus Circle to be of comparable quality. The Tax Exempt Fund may invest up to 20% of its net assets in Municipal Bonds or "private activity" bonds which are rated below Baa by Moody's or BBB by S&P but which are rated at least Ba by Moody's or BB by S&P (or, if unrated, determined by Columbus Circle to be of comparable quality). Securities rated lower than Baa by Moody's or lower than BBB by S&P are sometimes referred to as "high yield" or "junk" bonds. For information on the risks associated with investments in securities rated below investment grade, see "Comparison of Securities and Investment Techniques High Yield Securities ("Junk Bonds")" below and "Characteristics and Risks of Securities and Investment Techniques--High Yield Securities ("Junk Bonds")" in Appendix B.

         Under normal circumstances, the average portfolio duration of each Fund will vary within a three- to ten-year time frame, based on Pacific Investment Management's or Columbus Circle's forecast for interest rates. For more information regarding duration, see "Description of Duration" in Appendix B.

         The Municipal Bond Fund may invest up to 20% of its net assets in U.S. Government securities, money market instruments, "private activity" bonds or other securities that are described below. Similarly, the Tax Exempt Fund may invest up to 20% of its net assets in any combination of those types of securities. For temporary defensive purposes, each Fund may invest all or a portion of its assets in U.S. Government securities. The Tax Exempt Fund may also invest up to 100% of its assets in non-U.S. Government money market instruments for temporary defensive purposes.

         Because the Municipal Bond Fund has capital appreciation as a secondary investment objective, a greater percentage of the Municipal Bond Fund's distributions may be derived from taxable capital gains than is generally the case with the Tax Exempt Fund. For more information, see "Taxes" in Appendix B.

         Fundamental Policies. The Municipal Bond Fund's investment objective is fundamental and may be changed only with the approval of a majority of the shareholders of the Fund. The Tax Exempt Fund's investment objective is nonfundamental and may be changed by the Trustees of MMS without shareholder approval. For each Fund, all other policies described above are nonfundamental and may be changed by its Board of Trustees without shareholder approval.

         Investment Restrictions. Each Fund has adopted "fundamental" investment restrictions that may be changed only with shareholder approval and "nonfundamental" investment restrictions that may be changed by the Fund's Trustees without shareholder approval. While the investment restrictions of the Tax Exempt Fund are similar to the investment restrictions of the Municipal Bond Fund, there are certain differences, which are discussed below.

         As a fundamental restriction, the Municipal Bond Fund may borrow money, or pledge, mortgage or hypothecate its assets, if there is asset coverage of 300%. However, as an operating policy, the Municipal Bond Fund will not borrow money, except for temporary administrative purposes. The Tax Exempt Fund may not borrow money, or pledge, mortgage or hypothecate its assets, in excess of 10% of the value of the Fund's total assets at the time of borrowing. The Tax Exempt Fund may borrow only from banks as a temporary measure to facilitate the meeting of redemption requests or for extraordinary or emergency purposes.

         While each Fund has a nonfundamental restriction that it may not purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, the Municipal Bond Fund may make margin deposits in connection with covered transactions in options, futures, options on futures and short positions.

         As a  nonfundamental  restriction,  the Tax  Exempt  Fund may not write
(sell) options. In addition, that Fund may not purchase put or call options if the premiums paid by the Fund on all outstanding options exceeds 5% of its total assets. The Municipal Bond Fund does not have such restrictions. The Municipal Bond Fund may not invest more than 5% of its assets (taken at market value at the time of investment) in any combination of interest only, principal only, or inverse floating rate securities. The Tax Exempt Fund has no such restriction. Neither Fund may invest more than 15% of its net assets in any combination of illiquid securities.

Comparison of Securities and Investment Techniques

         The following is a summary of the types of securities in which the Funds may invest and strategies the Funds may employ in pursuit of their investment objectives, and certain risks associated with those investments and techniques. While the securities and investment techniques used by the Funds are similar, there are some differences. As with any security, an investment in a Fund's shares involves certain risks, including the potential for loss of principal. The Funds are subject to varying degrees of financial, market, interest and credit risks. For a further discussion of the securities and investment techniques used by the Municipal Bond Fund, and the risks associated therewith, see "Appendix B--Characteristics and Risks of Securities and Investment Techniques."

         Municipal Bonds. Both Funds invest in Municipal Bonds which are generally issued by states and local governments and their agencies, authorities and other instrumentalities. The Municipal Bonds which the Funds may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from that issuer's general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt "private activity" bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer's general revenues.

         Municipal Bonds are subject to credit and market risk. Credit risk relates to the ability of the issuer to make payments of principal and interest. The ability of an issuer to make such payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Market risk relates to changes in a security's value as a result of changes in interest rates. Lower rated Municipal Bonds generally provide higher yields but are subject to greater credit and market risk than higher quality Municipal Bonds. The secondary market for Municipal Bonds typically has been less liquid than that for taxable debt/fixed income securities, and this may affect a Fund's ability to sell particular Municipal Bonds at then-current market prices, especially in periods when other investors are attempting to sell the same securities.

         The Municipal Bond Fund may invest in municipal lease obligations. A lease is not a full faith and credit obligation of the issuer and is usually backed only by the borrowing government's unsecured pledge to make annual appropriations for lease payments. The Municipal Bond Fund may also invest in municipal warrants. Like options, warrants may expire worthless and they may have reduced liquidity. The Municipal Bond Fund will not invest more than 5% of its net assets in municipal warrants. The Municipal Bond Fund also may seek to enhance its yield through the purchase of private placements, which may have resale restrictions.

         The Municipal Bond Fund may invest in Municipal Bonds with credit enhancements such as letters of credit, municipal bond insurance and Standby Bond Purchase Agreements ("SBPA"). The Municipal Bond Fund may also invest in Residual Interest Bonds, which are created by dividing the income stream provided by an underlying bond to create two securities, one short term and one long term. Rising short-term interest rates result in lower income for the longer-term portion, and vice versa. The longer-term bonds can be very volatile and may be less liquid than other Municipal Bonds of comparable maturity. The Municipal Bond Fund will not invest more than 10% of its total assets in Residual Interest Bonds.

         The Municipal Bond Fund may invest in participation interests. Participation interests are various types of securities created by converting fixed rate bonds into short-term, variable rate certificates. There is no guarantee the interest thereon will be exempt from federal taxes because the Internal Revenue Service has not issued a definitive ruling on the matter.

         Each Fund may, subject to restrictions imposed by the Code, invest up to 20% of its net assets in some or all of the following types of securities and investment techniques.

         U.S. Government Securities. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Funds' shares. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater market risk than interest-paying securities of similar maturities.

         Variable And Floating Rate Securities. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations.

         Inflation-Indexed Bonds. The Municipal Bond Fund may invest in inflation-indexed bonds, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Such bonds generally are issued at an interest rate lower than typical bonds, but are expected to retain their principal value over time. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing principal value, which has been adjusted for inflation. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value.

         High Yield Securities ("Junk Bonds"). The Municipal Bond Fund may invest up to 10% of its assets in securities rated lower than Baa by Moody's or BBB by S&P, but rated at least Ba by Moody's or BB by S&P (or, if not rated, determined to be of comparable quality). The Tax Exempt Fund may invest up to 20% of its assets in such securities. Securities rated lower than Baa by Moody's or lower than BBB by S&P are sometimes referred to as "high yield" or "junk" bonds.

         Investing in high yield securities involves special risks in addition to the risks associated with investments in higher rated fixed income securities. High yield securities may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. For more information, see "Appendix B -- Description of Securities Ratings." Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities.

         High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of high yield securities have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield securities defaults, a Fund may incur additional expenses to seek recovery.

         The secondary markets on which high yield securities are traded may be less liquid than the market for higher grade securities, which may adversely affect and cause large fluctuations in the daily net asset value of a Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market.

         Pacific Investment Management and Columbus Circle seek to minimize the risks of investing in high yield securities through diversification, in-depth credit analysis and attention to current developments in interest rates and market conditions.

         Corporate Debt Securities. Each Fund may invest in corporate debt securities. The rate of interest paid on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. See "Variable and Floating Rate Securities" above. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

         Mortgage-Backed and Other Asset-Backed Securities. Each Fund may invest in mortgage- or other asset-backed securities. The value of some mortgage- or asset-backed securities in which the Funds invest may be particularly sensitive to changes in prevailing interest rates, and, like other fixed income investments, the ability of a Fund to successfully use these instruments may depend in part upon the ability of Pacific Investment Management or Columbus Circle to forecast interest rates and other economic factors correctly.

         Mortgage Pass-Through Securities represent interests in "pools" of mortgage loans secured by residential or commercial real property. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. Like other fixed income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security.

         Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

         Mortgage-Related   Securities   include  securities  other  than  those
described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

         Other   Asset-Backed   Securities   The  Funds  may   invest  in  other
asset-backed securities that have been or may be offered to investors. For a discussion of the characteristics of some of these instruments, see Appendix B.

         Repurchase Agreements. For the purpose of achieving income, each Fund may enter into repurchase agreements, which entail the purchase of a portfolio-eligible security from a bank or broker-dealer that agrees to repurchase the security at the Fund's cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds, which could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

         Reverse Repurchase Agreements, Dollar Rolls, And Borrowings. A reverse repurchase agreement involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. The Municipal Bond Fund may enter into dollar rolls, in which the Fund sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. Apart from such transactions, the Municipal Bond Fund will not borrow money, except for temporary administrative purposes.

         Loans Of Portfolio Securities. For the purpose of achieving income, the Municipal Bond Fund may lend its portfolio securities to brokers, dealers, and other financial institutions, subject to certain provisions described under "Loans of Portfolio Securities" in Appendix B. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral should the borrower fail to return the securities loaned or become insolvent. The Tax Exempt Fund may lend its portfolio securities with respect to not more than 25% of its total assets.

         When-Issued, Delayed Delivery, And Forward Commitment Transactions. Each of the Funds may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These risks are in addition to the risks associated with the Fund's other investments. When a Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss.

         Short Sales. Each Fund may from time to time effect short sales as part of its overall portfolio management strategy, including the use of derivative instruments, or to offset potential declines in value of long positions in similar securities as those sold short. To the extent that the Municipal Bond Fund engages in short sales, it must (except in the case of short sales "against the box") maintain asset coverage in the form of assets determined to be liquid by Pacific Investment Management in accordance with procedures established by the Board of Trustees, in a segregated account, or otherwise cover its position in a permissible manner. A short sale is "against the box" to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to, or convertible into or exchangeable for, those sold short. The Tax Exempt Fund may only make short sales "against the box."

         Derivative Instruments. To the extent permitted by the investment objectives and policies of the Funds, the Funds may purchase and write call and put options, enter into futures contracts, and use options on futures contracts. The Funds may use these techniques to hedge against changes in interest rates or securities prices or as part of their overall investment strategies.

         The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions, and the possible inability of a Fund to close out or to liquidate its derivatives positions.

         The value of some derivative instruments in which the Funds invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to successfully use these instruments may depend in part upon the ability of the investment adviser to forecast interest rates and other economic factors correctly. If the investment adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, a Fund could be exposed to the risk of loss.

         Hybrid Instruments. The Municipal Bond Fund may invest in hybrid instruments. A hybrid instrument is a debt instrument the return of which is calculated with reference to a securities index, commodity index or other financial index, and it can combine the characteristics of securities, futures, and options. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrids.

         Investment In Other Investment Companies. The Municipal Bond Fund may invest in securities of other investment companies, such as closed-end management investment companies, or in pooled accounts or other investment vehicles. As a shareholder of an investment company, the Municipal Bond Fund may indirectly bear service and other fees which are in addition to the fees the Fund pays its service providers.

         Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities. A Fund may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities.

                                FEES AND EXPENSES

         Both Funds feature a "unified" fee structure. Each Fund has fixed advisory and administrative fee rates. The administrative fee is all-inclusive (with the exception of advisory fees) and covers the cost of administrative expenses such as legal, audit, custody, transfer agency, printing and other services reasonably necessary for the ordinary operations of the Funds. Certain other miscellaneous expenses are paid by the Funds.

         The Municipal Bond Fund's investment adviser is Pacific Investment Management, a Delaware general partnership located at 840 Newport Center Drive, Newport Beach, California 92660. Pacific Investment Management is a subsidiary partnership of PIMCO Advisors. The Trust, on behalf of the Municipal Bond Fund, pays Pacific Investment Management an investment advisory fee at an annual rate of .25% of the average daily net assets of the Fund. These fees are computed and accrued daily and paid monthly.

         The Tax Exempt Fund retains PIMCO Advisors as its investment adviser. PIMCO Advisors employs Columbus Circle as Portfolio Manager of the Tax Exempt Fund. Columbus Circle is a subsidiary partnership of PIMCO Advisors. The investment advisory fee for Tax Exempt Fund is equal to an annual rate of .30% of the Fund's average daily net assets. These fees are computed and accrued daily and paid monthly. As of April 6, 1998, Tax Exempt Fund had total net assets of $_____________. The total investment advisory fees paid by the Tax Exempt Fund to PIMCO Advisors for the fiscal year ended June 30, 1997 were $166,000.

         The Shareholder Transaction Expenses for each Fund, and pro forma expenses giving effect to the proposed Reorganization, are outlined in the table below.

                                                                            Class A      Class B      Class C
                                                                            Shares       Shares       Shares
Shareholder       Maximum initial sales charge imposed on purchases
Transaction       (as a percentage of offering price at time of purchase)
Expenses             Municipal Bond Fund                                     3.00%        None         None
                     Tax Exempt Fund                                         4.50%        None         None
                     Pro Forma                                               3.00%        None         None
                  -------------------------------------------------------------------------------------------------
                  Maximum sales charge imposed on reinvested
                  dividends as a percentage of net asset value at time of
                  purchase)                                                 None          None         None
                     Municipal Bond Fund                                    None          None         None
                     Tax Exempt Fund                                        None          None         None
                     Pro Forma
                  -------------------------------------------------------------------------------------------------
                  Maximum contingent deferred sales charge ("CDSC")
                  (as a percentage of original purchase price)
                     Municipal Bond Fund                                    1%(1)        5%(2)        1%(3)
                     Tax Exempt Fund                                        1%(1)        5%(2)        1%(3)
                     Pro Forma                                              1%(1)        5%(2)        1%(3)
                  -------------------------------------------------------------------------------------------------
                  Exchange Fee
                     Municipal Bond Fund                                     None         None         None
                     Tax Exempt Fund                                         None         None         None
                     Pro Forma                                               None         None         None

1. Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase. See "Alternative Purchase Arrangements" in Appendix B.
2. The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under "Alternative Purchase Arrangements--Deferred Sales Charge Alternative--Class B Shares" in Appendix B.
3. The CDSC on Class C shares is imposed only on shares redeemed in the first year.

         The current expenses of each Fund, and pro forma expenses giving effect to the proposed Reorganization, are outlined below. The expenses of the Municipal Bond Fund are based upon the estimated annual operating expenses for the Class A, Class B and Class C shares of the Municipal Bond Fund for the current fiscal year. The pro forma expenses also are based upon the estimated annual operating expenses of the Municipal Bond Fund for the current fiscal year.

                                                                         Example: You would     Example: You would
                                                                         pay the                pay the
                                                                         following expenses     following expenses
                                                                         on a                   on a
                                                                         $1,000 investment      $1,000 investment
                                       Annual Fund Operating Expenses    assuming               assuming
                                      (As a percentage of average net   (1) 5% annual return   (1) 5% annual return
                                      assets):                          and                    and
                                                                        (2) redemption at the  (2) no redemption:
                                                                        end of
                                                                        each time period:

                                                             Total
                                              Admini-        Fund
                                      Advisorystrative12b-1  Operating
                    Fund              Fee     Fee     Fees(1)Expenses   Year 3     5    10     Year 3     5    10
                                                                        1                      1
                   --------------------------------------------------------------------------------------------------
Class A Shares     Municipal Bond    .25%    .35%    .25%   .85%       $38 $56   $76  $132    $38 $56   $76  $132
                   Fund
                   --------------------------------------------------------------------------------------------------
                   Tax Exempt Fund   .30     .40     .25    .95          54  74    95   156     54  74    95   156
                   --------------------------------------------------------------------------------------------------
                   Pro Forma          .25     .35     .25    .85          38  56    76   132     38  56    76   132
                   --------------------------------------------------------------------------------------------------

                   --------------------------------------------------------------------------------------------------
Class B Shares     Municipal Bond    .25%    .35%   1.00%   1.60%      $66 $80  $107  $190    $16 $50   $87  $190
                   Fund
                   --------------------------------------------------------------------------------------------------
                   Tax Exempt Fund   .30     .40    1.00    1.70         67  84   112   201     17  54    92   201
                   --------------------------------------------------------------------------------------------------
                   Pro Forma         .25     .35    1.00    1.60         66  80   107   190     16  50    87   190
                   --------------------------------------------------------------------------------------------------

                   --------------------------------------------------------------------------------------------------
Class C Shares     Municipal Bond    .25%    .35%   1.00%   1.60%      $26 $50  $87   $190     $16$50   $87  $190
                   Fund
                   --------------------------------------------------------------------------------------------------
                   Tax Exempt Fund   .30%    .40%   1.00    1.70         27  54   92    201     17    54    92   201

                   --------------------------------------------------------------------------------------------------
                   Pro Forma         .25%    .35%   1.00    1.60         26  50   87    190     16  50    87   190
                   --------------------------------------------------------------------------------------------------

                    1. 12b-1 fees which equal or are less than .25% represent servicing fees which are paid annually to PIMCO Funds Distributors LLC (the "Distributor") and repaid to participating brokers, certain banks and other financial intermediaries. 12b-1 fees which exceed .25% represent aggregate distribution and servicing fees. See "Distributor and Distribution and Servicing Plans" in Appendix B.

         The purpose of the foregoing tables is to assist investors in understanding the various costs and expenses that are borne directly or indirectly by Class A, Class B and Class C shareholders of the Funds. The Examples for Class A shares assume payment of the current maximum applicable sales load. Due to the 12b-1 distribution fee imposed on Class B and Class C shares, a Class B or Class C shareholder of the Funds may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.

         NOTE: The figures shown in the Examples are entirely hypothetical. They are not representations of past or future performance or expenses; actual performance and/or expenses may be more or less than shown.

                      INFORMATION ABOUT THE REORGANIZATION.

         The Reorganization Agreement. As stated above, the Reorganization Agreement provides for the transfer of all of the assets and all of the liabilities of the Tax Exempt Fund to the Municipal Bond Fund in exchange for that number of full and fractional Class A, Class B and Class C shares in the Municipal Bond Fund having an aggregate net asset value equal to the aggregate net asset value of the Class A, Class B and Class C shares of the Tax Exempt Fund as of the close of business on the Exchange Date. In connection with the Reorganization, the Tax Exempt Fund will distribute the shares of beneficial interest of the Municipal Bond Fund received in the exchange to the shareholders of the Tax Exempt Fund in complete liquidation of the Tax Exempt Fund.

         Upon completion of the Reorganization, each shareholder of the Tax Exempt Fund will own that number of full and fractional Class A, Class B and/or Class C shares in the Municipal Bond Fund having an aggregate net asset value equal to the aggregate net asset value of each respective class of shares in the Tax Exempt Fund held by that shareholder as of the close of business on the Exchange Date. In the interest of economy and convenience, shares of the Municipal Bond Fund generally will not be represented by physical certificates.

         Until the Exchange Date, shareholders of the Tax Exempt Fund will continue to be able to redeem their shares. Redemption requests received after the Exchange Date will be treated as requests received by PIMS for the redemption of Municipal Bond Fund shares received by the shareholder in the Reorganization.

         The obligations of MMS and PIMS under the Reorganization Agreement are subject to various conditions, as stated therein. Among other things, the Reorganization requires that all filings be made with, and all authority be received from, the SEC and state securities commissions as may be necessary in the opinion of counsel to permit the parties to carry out the transactions contemplated by the Reorganization Agreement. MMS and PIMS are in the process of making the necessary filings. The Reorganization Agreement may be terminated at any time by action of the Trustees of MMS and the Trustees of PIMS. MMS or PIMS, after consultation with counsel and by consent of its Trustees or an officer authorized by its Trustees, may at any time waive compliance with any condition contained in the Reorganization Agreement. For a complete description of the terms and conditions of the Reorganization, see the Reorganization Agreement at Appendix A. If the transaction is not completed by December 31, 1998, the Reorganization Agreement will automatically terminate on that date unless a later date is agreed upon by the Funds.

         Tax Considerations. The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368 of the Code. Accordingly, pursuant to this treatment, neither the Tax Exempt Fund nor the Municipal Bond Fund are expected to recognize any gain or loss for federal income tax purposes from the transfer of the Tax Exempt Fund's assets to the Municipal Bond Fund. As a condition to the Reorganization, the Funds will receive an opinion from counsel to MMS to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. That opinion will be based in part upon certain assumptions and upon certain representations made by the Funds.

         Application for Exemptive Relief. PIMS and MMS have sought an order of exemption from the SEC in connection with the proposed transfer of assets contemplated by the Reorganization. Such order has been requested due to Pacific Investment Management's ownership of shares of the Municipal Bond Fund and certain affiliations that may exist among the Funds, Pacific Investment Management and PIMCO Advisors. On the basis of relevant precedent, PIMS and MMS anticipate that the SEC will issue the requested order, but there is no certainty that the SEC will issue the order, or that the order will be necessary for the successful completion of the proposed Reorganization.

         Expenses of the Reorganization. The expenses relating to the proposed Reorganization incurred by the Tax Exempt Fund, including expenses incurred in connection with this Notice and Proxy Statement/Prospectus and the meeting, will be borne by the Tax Exempt Fund up to the lesser of (i) six months of the projected savings to the Tax Exempt Fund shareholders due to the lower operating expenses of the Municipal Bond Fund (based upon the value of the Tax Exempt Fund on the Record Date, as described below), or (ii) $25,000. PIMCO Advisors will bear the expenses of the Reorganization that exceed the amount paid by the Tax Exempt Fund. The expenses relating to the Reorganization incurred by the Municipal Bond Fund will be borne by PIMCO Advisors.

         Reasons for the Reorganization. The proposed Reorganization was presented to the Board of Trustees of MMS for consideration and approval at a meeting of the Board held on March 5, 1998. For the reasons discussed below, the Board of Trustees of MMS, including all of the Independent Trustees present at the meeting, determined that the interests of the shareholders of the Tax Exempt Fund will not be diluted as a result of the proposed Reorganization, and that the proposed Reorganization is in the best interests of the Tax Exempt Fund and its shareholders.

         The Trustees were advised at the meeting that PIMCO Advisors is seeking to centralize its fixed income advisory business in Pacific Investment Management. Currently, the Tax Exempt Fund is the only remaining fixed income account that is advised by Columbus Circle, which is winding down its fixed income business. Pacific Investment Management has long contemplated the creation of a tax exempt series of PIMS, which recently was accomplished by the creation of the Municipal Bond Fund. PIMS is a multi-portfolio investment company that has over $[__] billion invested pursuant to a wide range of fixed income investment strategies. Pacific Investment Management had approximately $118 billion under management as of December 31, 1997, almost exclusively in fixed income portfolios.

         The Trustees believe that the proposed combination of the Tax Exempt Fund and the Municipal Bond Fund will allow the Tax Exempt Fund's shareholders to continue to participate in a professionally managed portfolio consisting primarily of Municipal Bonds, and that Tax Exempt Fund shareholders will benefit from Pacific Investment Management's substantial expertise in fixed income investing and the Municipal Bond Fund's lower total fund operating expenses and lower investment management fees, as shown in "Fees and Expenses" above.

         ACCORDINGLY, THE TRUSTEES OF MMS, INCLUDING THE INDEPENDENT TRUSTEES PRESENT AT THE MARCH 5, 1998 MEETING, RECOMMEND THAT THE TAX EXEMPT FUND'S SHAREHOLDERS APPROVE THE REORGANIZATION WITH THE MUNICIPAL BOND FUND.

         The Board of Trustees of MMS, in recommending the proposed transaction, considered a number of factors, including the following:

          (1) expense ratios and information regarding fees and expenses of the Tax Exempt Fund and the Municipal Bond Fund;

          (2) the terms and conditions of the Reorganization, whether the Reorganization is in the best interests of the Tax Exempt Fund, and whether it would result in a dilution of the interests of the Tax Exempt Fund's shareholders at the time of the Reorganization;

          (3) the compatibility of the Municipal Bond Fund's investment objectives, policies and restrictions with those of the Tax Exempt Fund;

          (4) the expertise of Pacific Investment Management in fixed income investing;

          (5)     the   capabilities   and   resources  of  Pacific   Investment
                  Management and its affiliates in the areas of investment management and shareholder servicing;

          (6) the growth opportunities afforded by the proposed consolidation with the Municipal Bond Fund, which is a series of a much larger investment company complex than MMS that focuses on fixed income investments;

          (7)     the  tax   consequences   to  the  Tax  Exempt  Fund  and  its
                  shareholders; and

          (8)     the direct and indirect costs to be incurred by the Tax Exempt
                  Fund   and   its   shareholders   in   connection   with   the
                  Reorganization.

         Certain Payments by Distributor. In connection with the sale of Class B and Class C shares of the Tax Exempt Fund, PIMCO Funds Distributors LLC (the "Distributor"), the principal underwriter of MMS and PIMS, pays commissions to broker-dealers from its own assets that it expects to recover over time through the receipt of distribution fees in connection with the Fund's Class B and Class C shares and the receipt of any contingent deferred sales charges on Class B and Class C shares. The total amount of such commissions paid by the Distributor with respect to the Tax Exempt Fund before the consummation of the proposed Reorganization will likely exceed the amounts recovered by the Distributor by that time. Such unrecovered amounts do not represent a liability of the Tax Exempt Fund and, consequently, the Municipal Bond Fund will not assume any such liability in connection with the consummation of the Reorganization. However, to the extent the Distributor has not fully recovered such commissions before the consummation of the proposed Reorganization, it is anticipated that the PIMS Trustees will consider such unrecovered amounts, among other factors, in determining whether to continue payments of distribution fees in the future with respect to Class B and Class C shares of the Municipal Bond Fund.

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

         Form of Organization. The Municipal Bond Fund is a diversified series of PIMS, an open-end management investment company organized as a Massachusetts business trust on February 19, 1987 and registered under the Investment Company Act of 1940 (the "1940 Act"). PIMS offers other series of shares, which are not involved in the Reorganization. The Tax Exempt Fund is a diversified series of MMS, an open-end management investment company organized as a Massachusetts business trust on August 24, 1990 and registered under the 1940 Act. MMS also offers other series of shares, which are not involved in the Reorganization.

         PIMS and MMS are each governed by a separate Agreement and Declaration of Trust (in the case of MMS) and Declaration of Trust (in the case of PIMS), as amended or restated from time to time. While the PIMS Declaration of Trust and the MMS Agreement and Declaration of Trust are different, they are generally comparable in all material respects. The business and affairs of each Fund are managed under the direction of a Board of Trustees. The respective Boards of Trustees of the Funds have no members in common.

         Description of Securities To Be Issued. The number of authorized shares of beneficial interest of each of PIMS and MMS is unlimited. Under the Declaration of Trust of PIMS and the Agreement and Declaration of Trust of MMS, the Board of Trustees is authorized to create new series of shares without a vote of shareholders. Interests in the Municipal Bond Fund and the Tax Exempt Fund are represented by transferable shares of beneficial interest having a par value of $0.0001 and $0.00001, respectively. The Trustees of PIMS and MMS each have the power to create separate classes of shares for each series and to create additional classes in the future without a vote of shareholders. Although shareholders of different classes of a series would have an interest in the same portfolio of assets, shareholders of different classes may bear different expenses, which may affect performance.

         Voting Rights. Shares of PIMS and MMS entitle their holders to one vote per share; however, separate votes will be taken by each series on matters affecting an individual series. Shares have noncumulative voting rights and no preemptive or subscription rights. PIMS and MMS are not required to hold shareholder meetings annually, although shareholder meetings may be called for purposes such as electing or removing Trustees, changing fundamental policies or approving an investment advisory agreement.

         Dividends and Other Distributions. For each Fund, dividends are declared daily from net investment income and paid monthly to shareholders of record. Due to its secondary investment objective of capital appreciation, a greater percentage of the Municipal Bond Fund's distributions may be derived from taxable capital gains than is generally the case with the Tax Exempt Fund.

         Dividend and capital gain distributions of the Municipal Bond Fund will be reinvested in additional shares of the Fund unless the shareholder elects to have them paid in cash. There are no sales charges on reinvested dividends. If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, the shareholder's distributions will automatically be invested in the PIMCO Money Market Fund until the shareholder is located. Dividends from net investment income with respect to Class B and Class C shares are expected to be lower than those paid with respect to Class A shares as a result of the distribution fees applicable to Class B and C shares.

         Shareholders may elect to invest dividends and/or distributions paid by the Municipal Bond Fund in shares of the same class of any other series of PIMS at net asset value. The shareholder must have an account existing in the Fund selected for investment with the identical registered name and address and must elect this option on the Account Application, on a form provided for that purpose or by a telephone request to PIMS's transfer agent at 800-426-0107.

         If the Reorganization Agreement is approved by the Tax Exempt Fund's shareholders, then as soon as practicable before the Exchange Date, the Tax Exempt Fund will pay its shareholders a cash distribution of all undistributed 1998 net investment income and undistributed realized net capital gains.

         Dividends designated by the Tax Exempt Fund as capital gain dividends derived from the Tax Exempt Fund's net capital gain (that is, the excess of net long-term gain over net short-term loss) are taxable to shareholders as long-term capital gain except as provided by an applicable tax exemption. Under the Taxpayer Relief Act of 1997, long-term capital gains will generally be taxed at a 28% or 20% rate, depending upon the holding period of the portfolio securities. Any distributions that are not from the Tax Exempt Fund's net investment income, short-term capital gain, or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. For state income tax purposes, interest on some federal obligations generally is not exempt from taxation, whether received directly by a shareholder or through distributions of investment company taxable income (for example, interest on Federal National Mortgage Association and Government
National Mortgage Association Certificates). The Tax Exempt Fund will advise shareholders of the amount and nature of the dividends paid to them.

         Dividends paid to shareholders by the Tax Exempt Fund which are derived from interest on Municipal Bonds are expected to be designated by the Tax Exempt Fund as "exempt-interest dividends," and shareholders may generally exclude such dividends from gross income for federal income tax purposes. However, if a shareholder receives social security or railroad retirement benefits, the shareholder may be taxed on a portion of those benefits as a result of receiving tax-exempt income. In addition, certain exempt-interest dividends could, as discussed below, cause certain shareholders to become subject to the alternative minimum tax and may increase the alternative minimum tax liability of shareholders already subject to this tax.

         To the extent that dividends paid to shareholders by the Tax Exempt Fund are derived from taxable interest or from capital gains, such dividends will be subject to federal income tax. Any gain realized on a redemption of shares will be taxable gain, subject to any applicable tax and exemption for which an investor may qualify.

         Capitalization. The following table shows, on an unaudited basis, the actual capitalization of the Tax Exempt Fund and the Municipal Bond Fund as of _____, 1998, and the capitalization on a pro forma basis as of that date giving effect to the Reorganization:

                                     Net Asset Value
                        Net Assets   Per Share              Shares Outstanding
Municipal Bond Fund
    Class A
    Class B
    Class C

Tax Exempt Fund
    Class A
    Class B
    Class C

Pro Forma
    Class A
    Class B
    Class C


                               GENERAL INFORMATION

Solicitation of Proxies

         Solicitation of proxies is being made primarily by the mailing of this Notice and Proxy Statement/Prospectus on or about April __, 1998. Shareholders of the Tax Exempt Fund whose shares are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, proxies also may be solicited by officers or agents of MMS and employees of PIMCO Advisors and its affiliates, or by professional proxy solicitation firms retained by PIMCO Advisors or Pacific Investment Management. As the meeting date approaches, certain shareholders of the Tax Exempt Fund may receive a telephone call asking the shareholder to vote. The costs associated with any professional proxy solicitation firm will be paid by PIMCO Advisors or the Tax Exempt Fund, as described above under "INFORMATION ABOUT THE REORGANIZATION - Expenses of the Reorganization."

         A shareholder may revoke the accompanying proxy at any time prior to its use by filing with MMS a written revocation or a duly executed proxy bearing a later date. In addition, any shareholder who attends the meeting in person may vote by ballot at the meeting, thereby canceling any proxy previously given. However, attendance at the meeting, by itself, will not serve to revoke a previously tendered proxy.

         The persons named in the accompanying proxy will vote as directed by the proxy, but in the absence of voting directions in any proxy that is signed and returned, they intend to vote FOR the proposal and may vote in their discretion with respect to other matters not now known to the Board of Trustees of MMS that may be presented at the meeting.

Voting Rights

         The proposals in this proxy statement affect only the Tax Exempt Fund, which is one of 22 operating series of MMS. As a result, the Board of Trustees of MMS is soliciting votes only from shareholders of the Tax Exempt Fund.

         Each share of the Tax Exempt Fund is entitled to one vote. Shareholders of the Tax Exempt Fund at the close of business on April 6, 1998 (the "Record Date") will be entitled to be present and give voting instructions for the Tax Exempt Fund at the meeting with respect to their shares owned as of the Record Date. There were _____________ shares of beneficial interest outstanding and entitled to vote as of the Record Date, representing total net assets of $____________. Approval of the Reorganization requires a vote of a plurality of the shares of the Tax Exempt Fund present and voting at the meeting.

         Thirty percent of the shares of the Tax Exempt Fund entitled to vote at the meeting, represented in person or by proxy, must be present to constitute a quorum for the transaction of the Tax Exempt Fund's business at the meeting. If a quorum is not present at the meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a plurality of those shares represented at the meeting in person or by proxy. Unless otherwise instructed, the persons named as proxies will vote proxies in favor of the adjournment. If the meeting is adjourned with respect to a proposal, any other proposal(s) may still be acted upon.

         If a shareholder abstains from voting, or if a broker returns a "non-vote" proxy, indicating a lack of authority to vote, the shares represented by the abstention or non-vote will be deemed present at the meeting for purposes of determining a quorum. However, abstentions and broker non-votes will not be deemed represented at the meeting for purposes of calculating the vote on the proposal. As a result, so long as a quorum is present, abstentions and broker non-votes will have no effect on the outcome of the proposal.

         To the knowledge of the Tax Exempt Fund, as of April 6, 1998, no current Trustee of MMS owns 1% or more of outstanding shares of the Tax Exempt Fund and the officers and Trustees of the Tax Exempt Fund own, as a group, less than 1% of the shares of the Tax Exempt Fund. To the knowledge of the Tax Exempt Fund, no person owned beneficially more than 5% of the outstanding shares of the Tax Exempt Fund.

Other Matters to Come Before the Meeting

         MMS's management does not know of any matters to be presented at the meeting other than those described in this Proxy Statement/Prospectus. If other business should properly come before the meeting, the proxyholders will vote thereon in accordance with their best judgment.

Principal Underwriter

         PIMCO Funds Distributors LLC, whose address is 2187 Atlantic Street, Stamford, Connecticut 06902, is the principal underwriter for both the Municipal Bond Fund and the Tax Exempt Fund.

Shareholder Proposals

         Proposals of shareholders must be received by MMS a reasonable time prior to the mailing of proxy materials for a meeting of shareholders. The submission by a shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under the federal securities laws.

Information About the Funds

         Proxy materials, reports, proxy and information statements and other information filed by PIMS with respect to the Municipal Bond Fund and MMS with respect to the Tax Exempt Fund can be inspected and copied at the Public Reference Facilities maintained by the Securities and Exchange Commission at 450 Fifth Street, N.W., Washington, D.C. 20549; 7 World Trade Center, Suite 1300, New York, New York 10048; and 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copes of such material can also be obtained from the Public
Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549 at prescribed rates. The SEC maintains an Internet World Wide Web site (at http://www.sec.gov) which contains the Statements of Additional Information for PIMS and MMS, materials that are incorporated by reference into the prospectuses and Statements of Additional Information, and other information about PIMS, MMS and the Funds.

Reports to Shareholders

         MMS will furnish, without charge, a copy of the most recent Annual Report regarding MMS and the most recent Semi-Annual Report succeeding the Annual Report, if any, on request. Requests for such reports should be directed to PIMCO Funds Distributors LLC, 2187 Atlantic Street, Stamford, Connecticut 06902 at (800) 426-0107.

IN ORDER THAT THE PRESENCE OF A QUORUM AT THE MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                             Newton B. Schott, Jr., Secretary



April __, 1998

800 Newport Center Drive
Newport Beach, CA 92660

                                   Appendix A

                  Form of Agreement and Plan of Reorganization


         This Agreement and Plan of Reorganization (the "Agreement") is made as of April __, 1998 by and between PIMCO Funds: Multi-Manager Series, a Massachusetts business trust (the "MMS Trust"), on behalf of its Tax Exempt Fund (the "Acquired Fund"), and PIMCO Funds, a Massachusetts business trust (the "PIMS Trust"), on behalf of its Municipal Bond Fund (the "Acquiring Fund").

PLAN OF REORGANIZATION

         (a) The Acquired Fund will sell, assign, convey, transfer and deliver to the Acquiring Fund on the Exchange Date (as defined in Section 6) all of its properties and assets. In consideration therefor, the Acquiring Fund shall, on the Exchange Date, assume all of the liabilities of the Acquired Fund existing at the Valuation Time and deliver to the Acquired Fund (i) a number of full and fractional Class A shares of beneficial interest of the Acquiring Fund (the "Class A Merger Shares") having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to Class A shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to Class A shares of the Acquired Fund assumed by the Acquiring Fund on that date, (ii) a number of full and fractional Class B shares of beneficial interest of the Acquiring Fund (the "Class B Merger Shares") having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to Class B shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to Class B shares of the Acquired Fund assumed by the Acquiring Fund on that date, and (iii) a number of full and fractional Class C shares of beneficial interest of the Acquiring Fund (the "Class C Merger Shares") having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to Class C shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to Class C shares of the Acquired Fund assumed by the Acquiring Fund on that date. (The Class A Merger Shares, the Class B Merger Shares and the Class C Merger Shares shall be referred to collectively as the "Merger Shares.") It is intended that the reorganization described in this Plan shall be a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code").

         (b) Upon consummation of the transactions described in paragraph (a) of this Plan of Reorganization, the Acquired Fund shall distribute in complete liquidation to its Class A, Class B and Class C shareholders of record as of the Exchange Date Class A, Class B and Class C Merger Shares, each shareholder being entitled to receive that proportion of such Class A, Class B and Class C Merger Shares which the number of Class A, Class B or Class C shares of beneficial interest of the Acquired Fund held by such shareholder bears to the number of Class A, Class B and Class C shares of the Acquired Fund outstanding on such date. Certificates representing the Merger Shares will not be issued. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund.

         (c) As promptly as  practicable  after the  liquidation of the Acquired
Fund as aforesaid, the Acquired Fund shall be dissolved pursuant to the provisions of the Agreement and Declaration of Trust of the MMS Trust, as amended, and applicable law, and its legal existence terminated. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the Exchange Date and, if applicable, such later date on which the Acquired Fund is liquidated.

AGREEMENT

         The Acquiring Fund and the Acquired Fund agree as follows:

         1. Representations, Warranties and Agreements of the Acquiring Fund. The Acquiring Fund represents and warrants to and agrees with the Acquired Fund that:

            a. The Acquiring Fund is a series of shares of the PIMS Trust, a Massachusetts business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts, and has power to own all of its properties and assets and to carry out its obligations under this Agreement. The PIMS Trust is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the PIMS Trust. Each of the PIMS Trust and the Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement.

            b. The PIMS Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

            c. A statement of assets and liabilities, statements of operations, statements of changes in net assets and a schedule of investments (indicating their market values) of the Acquiring Fund as of and for the period ended March 31, 1998 will be furnished to the Acquired Fund prior to the Exchange Date. Such statement of assets and liabilities and schedule will fairly present the financial position of the Acquiring Fund as of their date and said statements of operations and changes in net assets will fairly reflect the results of its operations and changes in net assets for the periods covered thereby in conformity with generally accepted accounting principles.

            d. The prospectuses and statement of additional information of the PIMS Trust, each dated April 1, 1998 (collectively, the "PIMS Prospectus"), previously furnished to the Acquired Fund, did not as of such date and does not contain, with respect to the PIMS Trust or the Acquiring Fund, any untrue statements of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

            e. There are no material legal, administrative or other proceedings pending or, to the knowledge of the PIMS Trust or the Acquiring Fund, threatened against the PIMS Trust or the Acquiring Fund, which assert liability on the part of the PIMS Trust or the Acquiring Fund. The
         Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

            f. The Acquiring Fund has no known liabilities of a material nature, contingent or otherwise, other than those that will be shown as belonging to it on its statement of assets and liabilities as of March 31, 1998 and those incurred in the ordinary course of business as an investment company since such date. Prior to the Exchange Date, the Acquiring Fund will endeavor to quantify and to reflect on its balance sheet all of its material known liabilities and will advise the Acquired Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to March 31, 1998, whether or not incurred in the ordinary course of business.

            g. As of the Exchange Date, the Acquiring Fund will have filed all federal and other tax returns and reports which, to the knowledge of the PIMS Trust's officers, are required to be filed by the Acquiring Fund and has paid or will pay all federal and other taxes shown to be due on said returns or on any assessments received by the Acquiring Fund. All tax liabilities of the Acquiring Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquiring Fund has been asserted, and no question with respect thereto has been raised or is under audit, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

            h. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

            i. The registration statement (the "Registration Statement") filed with the Securities and Exchange Commission (the "Commission") by the PIMS Trust on Form N-14 on behalf of the Acquiring Fund and relating to the Merger Shares issuable hereunder, and the proxy statement of the Acquired Fund relating to the meeting of the Acquired Fund's shareholders referred to in Section 7(a) herein (together with the documents incorporated therein by reference, the "Acquired Fund Proxy Statement"), on the effective date of the Registration Statement (i) complies in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders meeting referred to in Section 7(a) and on the Exchange Date, the prospectus which is contained in the Registration Statement, as amended or supplemented by any amendments or supplements filed with the Commission by the PIMS Trust, and the Acquired Fund Proxy Statement will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or the Acquired Fund Proxy Statement made in reliance upon and in conformity with information furnished by the Acquired Fund for use in the Registration Statement or the Acquired Fund Proxy Statement.

            j. There are no material contracts outstanding to which the Acquiring Fund is a party, other than as will be disclosed in the Registration Statement, the PIMS Prospectus or the Acquired Fund Proxy Statement.

            k. To the best of its knowledge, all of the issued and outstanding shares of beneficial interest of the Acquiring Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Acquiring Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws.

            l. The Acquiring Fund qualifies and will at all times through the Exchange Date qualify for taxation as a "regulated investment company" under Sections 851 and 852 of the Code.

            m. The issuance of the Merger Shares pursuant to this Agreement will be in compliance with all applicable federal and state securities laws.

            n. The Merger Shares to be issued to the Acquired Fund have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable by the Acquiring Fund, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof.

            o. All issued and outstanding shares of the Acquiring Fund are, and at the Exchange Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares, nor is there outstanding any security convertible into any of the Acquiring Fund shares.

         2. Representations, Warranties and Agreements of the Acquired Fund. The Acquired Fund represents and warrants to and agrees with the Acquiring Fund that:

            a. The Acquired Fund is a series of shares of the MMS Trust, a Massachusetts business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts, and has power to own all of its properties and assets and to carry out this Agreement. The MMS Trust is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the MMS Trust. Each of the MMS Trust and the Acquired Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted and to carry out this Agreement.

            b. The MMS Trust is registered under the 1940 Act as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

            c. A statement of assets and liabilities, statements of operations, statements of changes in net assets and a schedule of investments (indicating their market values) of the Acquired Fund as of and for the period ended March 31, 1998 will be furnished to the Acquiring Fund prior to the Exchange Date. Such statement of assets and liabilities and schedule will fairly present the financial position of the Acquired Fund as of their date and said statements of operations and changes in net assets will fairly reflect the results of its operations and changes in net assets for the periods covered thereby in conformity with generally accepted accounting principles.

            d. The prospectuses and statement of additional information of the MMS Trust, each dated February 5, 1998 (collectively, the "MMS Prospectus"), previously furnished to the Acquiring Fund, did not contain as of such date and does not contain, with respect to the MMS Trust and the Acquired Fund, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

            e. There are no material legal, administrative or other proceedings pending or, to the knowledge of the MMS Trust or the Acquired Fund, threatened against the MMS Trust or the Acquired Fund, which assert liability on the part of the MMS Trust or the Acquired Fund. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

            f. There are no material contracts outstanding to which the Acquired Fund is a party, other than as will be disclosed in the Registration Statement, the MMS Prospectus or the Acquired Fund Proxy Statement.

            g. The Acquired Fund has no known liabilities of a material nature, contingent or otherwise, other than those that will be shown on the Acquired Fund's statement of assets and liabilities as of March 31, 1998 referred to above and those incurred in the ordinary course of its business as an investment company since such date. Prior to the Exchange Date, the Acquired Fund will endeavor to quantify and to reflect on its balance sheet all of its material known liabilities and will advise the Acquiring Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to March 31, 1998, whether or not incurred in the ordinary course of business.

            h. As of the Exchange Date, the Acquired Fund will have filed all federal and other tax returns and reports which, to the knowledge of the MMS Trust's officers, are required to be filed by the Acquired Fund and has paid or will pay all federal and other taxes shown to be due on said returns or on any assessments received by the Acquired Fund. All tax liabilities of the Acquired Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquired Fund has been asserted, and no question with respect thereto has been raised or is under audit, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

            i. At the Exchange Date, the MMS Trust, on behalf of the Acquired Fund, will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Exchange Date, subject only to the delivery of the Investments and any such other assets and liabilities as contemplated by this Agreement, the Acquiring Fund will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof. As used in this Agreement, the term "Investments" shall mean the Acquired Fund's investments shown on the schedule of its investments as of March 31, 1998 referred to in Section 2(c) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Exchange Date.

            j. No registration under the 1933 Act of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed to the Acquiring Fund by the Acquired Fund.

            k. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, 1934 Act, the 1940 Act or state securities or blue sky laws.

            l. The Registration Statement and the Acquired Fund Proxy Statement, on the effective date of the Registration Statement, (i) complies in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders meeting referred to in Section 7(a) and on the Exchange Date, the Acquired Fund Proxy Statement and the Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or the Acquired Fund Proxy Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the Registration Statement or the Acquired Fund Proxy Statement.

            m. The Acquired Fund qualifies and will at all times through the Exchange Date qualify for taxation as a "regulated investment company" under Sections 851 and 852 of the Code.

            n. At the Exchange Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain a "diversified company" within the meaning of Section 5(b)(1) of the 1940 Act and in compliance with such other mandatory investment restrictions as are set forth in the PIMS Prospectus, as amended through the Exchange Date.

            o. To the best of its knowledge, all of the issued and outstanding shares of beneficial interest of the Acquired Fund shall have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Acquired Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws.

            p. All issued and outstanding shares of the Acquired Fund are, and at the Exchange Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares, except that Class B shares of the Acquired Fund are convertible into Class A shares of the Acquired Fund in the manner and on the terms described in the MMS Prospectus.

         3. Reorganization.

            a. Subject to the requisite approval of the shareholders of the Acquired Fund and to the other terms and conditions contained herein (including the Acquired Fund's obligation to distribute to its shareholders all of its investment company taxable income and net capital gain as described in Section 8(m) hereof), the Acquired Fund agrees to sell, assign, convey, transfer and deliver to the Acquiring Fund, and the Acquiring Fund agrees to acquire from the Acquired Fund, on the Exchange Date all of the Investments and all of the cash and other properties and assets of the Acquired Fund, whether accrued or contingent (including cash received by the Acquired Fund upon the liquidation of the Acquired Fund of any investments purchased by the Acquired Fund after March 31, 1998 and designated by the Acquiring Fund as being unsuitable for it to acquire), in exchange for that number of shares of beneficial interest of the Acquiring Fund provided for in
         Section 4 and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, whether accrued or contingent, existing at the Valuation Time except for the Acquired Fund's liabilities, if any, arising in connection with this Agreement. The Acquired Fund will, as soon as practicable after the Exchange Date, distribute all of the Merger Shares received by it to the shareholders of the Acquired Fund in exchange for their Class A, Class B and Class C shares of the Acquired Fund.

            b. The Acquired Fund will pay or cause to be paid to the Acquiring Fund any interest, cash or such dividends, rights and other payments received by it on or after the Exchange Date with respect to the Investments and other properties and assets of the Acquired Fund, whether accrued or contingent, received by it on or after the Exchange Date. Any such distribution shall be deemed included in the assets transferred to the Acquiring Fund at the Exchange Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone "ex" such distribution prior to the Valuation Time, in which case any such distribution which remains unpaid at the Exchange Date shall be included in the determination of the value of the assets of the Acquired Fund acquired by the Acquiring Fund.

            c. The Valuation Time shall be 4:00 p.m. Eastern time on the Exchange Date or such earlier or later day as may be mutually agreed upon in writing by the parties hereto (the "Valuation Time").

            4. Exchange Date; Valuation Time. On the Exchange Date, the Acquiring Fund will deliver to the Acquired Fund (i) a number of full and fractional Class A Merger Shares having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to Class A shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to Class A shares of the Acquired Fund assumed by the Acquiring Fund on that date, (ii) a number of full and fractional Class B Merger Shares having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to Class B shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to Class B shares of the Acquired Fund assumed by the Acquiring Fund on that date, and (iii) a number of full and fractional Class C Merger Shares having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to Class C shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to Class C shares of the Acquired Fund assumed by the Acquiring Fund on that date, determined as hereinafter provided in this Section 4.

            a. The net asset value of the Merger Shares to be delivered to the Acquired Fund, the value of the assets attributable to the Class A, Class B and Class C shares of the Acquired Fund, and the value of the liabilities attributable to the Class A, Class B and Class C shares of the Acquired Fund to be assumed by the Acquiring Fund, shall in each case be determined as of the Valuation Time.

            b. The net asset value of the Class A, Class B and Class C Merger Shares shall be computed in the manner set forth in the PIMS Prospectus. The value of the assets and liabilities of the Class A, Class B and Class C shares of the Acquired Fund shall be determined by the Acquiring Fund, in cooperation with the Acquired Fund, pursuant to procedures which the Acquiring Fund would use in determining the fair market value of the Acquiring Fund's assets and liabilities.

            c. No adjustment shall be made in the net asset value of either the Acquired Fund or the Acquiring Fund to take into account differences in realized and unrealized gains and losses.

            d. The Acquiring Fund shall issue the Merger Shares to the Acquired Fund in three certificates registered in the name of the Acquired Fund, one representing Class A Merger Shares, one representing Class B Merger Shares and one representing Class C Merger Shares. The Acquired Fund shall distribute the Class A Merger Shares to the Class A shareholders of the Acquired Fund by redelivering such certificate to the Acquiring Fund's transfer agent, which will as soon as practicable set up open accounts for each Class A Acquired Fund shareholder in accordance with written instructions furnished by the Acquired Fund. The Acquired Fund shall distribute the Class B Merger Shares to the Class B shareholders of the Acquired Fund by redelivering such certificate to the Acquiring Fund's transfer agent, which will as soon as practicable set up open accounts for each Class B Acquired Fund shareholder in accordance with written instructions furnished by the Acquired Fund. The Acquired Fund shall distribute the Class C Merger Shares to the Class C shareholders of the Acquired Fund by redelivering such certificate to the Acquiring Fund's transfer agent, which will as soon as practicable set up open accounts for each Class C Acquired Fund shareholder in accordance with written instructions furnished by the Acquired Fund. With respect to any Acquired Fund shareholder holding share certificates as of the Exchange Date, such certificates will from and after the Exchange Date be deemed to be certificates for the Merger Shares issued to each shareholder in respect of the Acquired Fund shares represented by such certificates; certificates representing the Merger Shares will not be issued to Acquired Fund shareholders.

            e. The Acquiring Fund shall assume all liabilities of the Acquired Fund, whether accrued or contingent, in connection with the acquisition of assets and subsequent dissolution of the Acquired Fund or otherwise, except for the Acquired Fund's liabilities, if any, pursuant to this Agreement.

         5. Expenses, Fees, etc.

            a. Except as otherwise provided in this Section 5, PIMCO Advisors L.P., by countersigning this Agreement, agrees that it will bear any and all costs and expenses of the transaction incurred by the Acquiring Fund. The Acquired Fund agrees to pay any and all costs and expenses of the transaction incurred by the Acquired Fund but not, however, in an amount exceeding $[24,750]. PIMCO Advisors L.P., by countersigning this Agreement, agrees that it will bear any and all costs and expenses of the transaction incurred by the Acquired Fund to the extent that they exceed $[24,750]. Notwithstanding any of the foregoing, costs and expenses will in any event be paid by the party directly incurring them if and to the extent that the payment by another party of such costs and expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

            b. In the event the transaction contemplated by this Agreement is not consummated solely by reason of the Acquiring Fund's failure to satisfy or fulfill any of its obligations or duties under this Agreement or its being either unwilling or unable to go forward other than by reason of the nonfulfillment or failure of any condition to the Acquiring Fund's obligations referred to in Section 7 or Section 8, the Acquiring Fund shall pay directly all of its costs and expenses and all reasonable costs and expenses incurred by or on behalf of the Acquired Fund in connection with such transaction, including, without limitation, legal, accounting and filing fees.

            c. In the event the transaction contemplated by this Agreement is not consummated solely by reason of the Acquired Fund's failure to satisfy or fulfill any of its obligations or duties under this Agreement or its being either unwilling or unable to go forward other than by reason of the nonfulfillment or failure of any condition to the Acquired Fund's obligations referred to in Section 7 or Section 9, the Acquired Fund shall pay directly all of its costs and expenses and all reasonable costs and expenses incurred by or on behalf of the Acquiring Fund in connection with such transaction, including, without limitation, legal, accounting and filing fees.

            d. In the event the transaction contemplated by this Agreement is not consummated for reasons specified in both paragraphs (b) and (c) of this Section 5, then each of the Acquiring Fund and the Acquired Fund shall bear all of its own costs and expenses incurred in connection with such transaction.

            e. In the event the transaction contemplated by this Agreement is not consummated for reasons other than those specified in paragraphs
         (b) or (c) of this Section 5, then PIMCO Advisors L.P. shall bear all costs and expenses incurred by the Acquiring Fund in connection with such transaction and the Acquired Fund shall bear all of its own costs and expenses incurred in connection with such transaction.

            f. Notwithstanding any other provisions of this Agreement, if for any reason the transaction contemplated by this Agreement is not consummated, no party shall be liable to the other party for any damages resulting therefrom, including, without limitation, consequential damages, except as specifically set forth above.

         6. Exchange Date. Delivery of the assets of the Acquired Fund to be transferred, assumption of the liabilities of the Acquired Fund to be assumed, and the delivery of the Merger Shares to be issued shall be made at the offices of Dechert, Price & Rhoads, 1775 Eye Street, N.W., Washington, D.C. 20006, as of the close of business on June 30, 1998, or at such other time and date agreed to by the Acquiring Fund and the Acquired Fund, the date and time upon which such delivery is to take place being referred to herein as the "Exchange Date."

         7. Meetings of Shareholders; Dissolution.

            a. The MMS Trust, on behalf of the Acquired Fund, agrees to call a meeting of the Acquired Fund's shareholders as soon as is practicable after the effective date of the Registration Statement for the purpose of considering the sale of all of its assets to and the assumption of all of its liabilities by the Acquiring Fund as herein provided, adopting this Agreement, and authorizing the liquidation and dissolution of the Acquired Fund.

            b. The Acquired Fund agrees that the liquidation and dissolution of the Acquired Fund will be effected in the manner provided in the MMS Trust's Agreement and Declaration of Trust in accordance with applicable law and that on and after the Exchange Date, the Acquired Fund shall not conduct any business except in connection with its liquidation and dissolution.

            c. The Acquiring Fund has, after the preparation and delivery to the Acquired Fund by the Acquiring Fund of a preliminary version of the Registration Statement and the Acquired Fund Proxy Statement which were satisfactory to the Acquired Fund and to Ropes & Gray, filed the Registration Statement with the Commission. Each of the Acquired Fund and the Acquiring Fund will cooperate with the other, and each will furnish to the other the information relating to itself required by the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder to be set forth in the Registration Statement and the Acquired Fund Proxy Statement.

         8. Conditions to the Acquiring Fund's Obligations. The obligations of the Acquiring Fund hereunder shall be subject to the following conditions:

            a. That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the requisite votes of the holders of the outstanding shares of beneficial interest of the Acquired Fund entitled to vote.

            b. That the Acquired Fund shall have furnished to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities, with values determined as provided in Section 4 of this Agreement, together with a list of Investments with their respective tax costs, all as of the Valuation Time, certified on the Acquired Fund's behalf by the MMS Trust's President (or any Vice President) and Treasurer, and a certificate of both such officers, dated the Exchange Date, that there has been no material adverse change in the financial position of the Acquired Fund since March 31, 1998 other than changes in the Investments and other assets and properties since that date or changes in the market value of the Investments and other assets of the Acquired Fund, or changes due to dividends paid or losses from operations.

            c. That the Acquired Fund shall have furnished to the Acquiring Fund a statement, dated the Exchange Date, signed by the MMS Trust's President (or any Vice President) and Treasurer certifying that as of the Exchange Date all representations and warranties of the Acquired Fund made in this Agreement are true and correct in all material respects as if made at and as of such date and the Acquired Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date.

            d. That the Acquired Fund shall have delivered to the Acquiring Fund a letter from Price Waterhouse LLP dated the Exchange Date stating that such firm has employed certain procedures whereby it has obtained schedules of the tax provisions and qualifying tests for regulated investment companies as prepared for the period ended March 31, 1998 and the period April 1, 1998 to the Exchange Date (the latter period being based on unaudited data) and that, in the course of such procedures, nothing came to their attention which caused them to believe that the Acquired Fund (i) would not qualify as a regulated investment company for federal, state, or local income tax purposes or
         (ii) would owe any federal, state or local income tax or excise tax, for the tax year ended June 30, 1997, and for the period from July 1, 1997 to the Exchange Date.

            e. That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

            f. That the Acquiring Fund shall have received an opinion of Ropes & Gray, in form satisfactory to Dechert Price & Rhoads, counsel to the Acquiring Fund, and dated the Exchange Date, to the effect that (i) the MMS Trust is a Massachusetts business trust duly formed and is validly existing under the laws of The Commonwealth of Massachusetts and has the power to own all its properties and to carry on its business as presently conducted; (ii) this Agreement has been duly authorized, executed and delivered by the MMS Trust on behalf of the Acquired Fund and, assuming that the Registration Statement, the PIMS Prospectus and the Acquired Fund Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by the PIMS Trust on behalf of the Acquiring Fund, is a valid and binding obligation of the MMS Trust and the Acquired Fund; (iii) the MMS Trust, on behalf of the Acquired Fund, has power to sell, assign, convey, transfer and deliver the assets contemplated hereby and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement, the Acquired Fund will have duly sold, assigned, conveyed, transferred and delivered such assets to the Acquiring Fund; (iv) the execution and delivery  of  this  Agreement  did  not,  and the  consummation  of the transactions contemplated hereby will not, violate the MMS Trust's Agreement and Declaration of Trust or By-Laws or any provision of any agreement known to such counsel to which the MMS Trust or the Acquired Fund is a party or by which it is bound, it being understood that with respect to investment restrictions contained in the MMS Trust's
         Agreement and Declaration of Trust, By-Laws or then-current prospectuses or statement of additional information, such counsel may rely upon a certificate of an officer of the MMS Trust whose responsibility it is to advise the MMS Trust and the Acquired Fund with respect to such matters; and (v) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the MMS Trust on behalf of the Acquired Fund of the transactions contemplated hereby, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws.

            g. That the Acquiring Fund shall have received an opinion of Ropes & Gray (which opinion would be based upon certain factual representations and subject to certain qualifications), in form satisfactory to Dechert, Price & Rhoads, with respect to the matters specified in
         Section 9(g) of this Agreement.

            h. That the Acquiring Fund shall have received an opinion of Ropes & Gray, dated the Exchange Date, satisfactory to Dechert, Price & Rhoads (which opinion would be based upon certain factual representations and subject to certain qualifications), to the effect that, on the basis of the existing provisions of the Code, current administrative rules, and court decisions, for federal income tax purposes (i) no gain or loss will be recognized by the Acquiring Fund upon receipt of the Investments transferred to the Acquiring Fund pursuant to this Agreement in exchange for the Merger Shares; (ii) the basis to the Acquiring Fund of the Investments will be the same as the basis of the Investments in the hands of the Acquired Fund immediately prior to such exchange; and (iii) the Acquiring Fund's holding periods with respect to the Investments will include the respective periods for which the Investments were held by the Acquired Fund.

            i. That the assets of the Acquired Fund to be acquired by the Acquiring Fund will include no assets which the Acquiring Fund, by reason of charter limitations or of investment restrictions disclosed in the Registration Statement in effect on the Exchange Date, may not properly acquire.

            j. That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the PIMS Trust or the Acquiring Fund, threatened by the Commission.

            k. That the MMS Trust and the PIMS Trust shall have received from the Commission and any relevant state securities administrator such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

            l. That all actions taken by the MMS Trust on behalf of the Acquired Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund and Dechert Price & Rhoads.

            m. That, prior to the Exchange Date, the Acquired Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Acquired Fund (i) all of the excess of (x) the Acquired Fund's investment income excludable from gross income under Section 103 of the Code over (y) the Acquired Fund's deductions disallowed under Sections 265 and 171 of the Code, (ii) all of the Acquired Fund's investment company taxable income (as defined in Section 852 of the Code) for its taxable years ending on or after June 30, 1997 and on or prior to the Exchange Date (computed in each case without regard to any deduction for dividends paid), and (iii) all of the Acquired Fund's net capital gain realized (after reduction for any capital loss carryover), in each case for both the taxable year ended on June 30, 1997 and the short taxable period beginning on July 1, 1997 and ending on the Exchange Date.

            n. That the Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer of the MMS Trust, as to the tax cost to the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement, together with any such other evidence as to such tax cost as the Acquiring Fund may reasonably request.

            o. That the Acquired Fund's custodian shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held or maintained by such custodian as of the Valuation Time.

            p. That the Acquired Fund's transfer agent shall have provided to the Acquiring Fund (i) the originals or true copies of all of the records of the Acquired Fund in the possession of such transfer agent as of the Exchange Date, (ii) a certificate setting forth the number of shares of the Acquired Fund outstanding as of the Valuation Time, and
         (iii) the name and address of each holder of record of any shares and the number of shares held of record by each such shareholder.

            q. That all of the issued and outstanding shares of beneficial interest of the Acquired Fund shall have been offered for sale and sold in conformity with all applicable state securities or blue sky laws (including any applicable exemptions therefrom) and, to the extent that any audit of the records of the Acquired Fund or its transfer agent by the Acquiring Fund or its agents shall have revealed otherwise, either
         (i) the Acquired Fund shall have taken all actions that in the opinion of the Acquiring Fund or Dechert Price & Rhoads are necessary to remedy any prior failure on the part of the Acquired Fund to have offered for sale and sold such shares in conformity with such laws or (ii) the Acquired Fund shall have furnished (or caused to be furnished) surety, or deposited (or caused to be deposited) assets in escrow, for the benefit of the Acquiring Fund in amounts sufficient and upon terms satisfactory, in the opinion of the Acquiring Fund or Dechert Price & Rhoads, to indemnify the Acquiring Fund against any expense, loss, claim, damage or liability whatsoever that may be asserted or threatened by reason of such failure on the part of the Acquired Fund to have offered and sold such shares in conformity with such laws.

            r. That the Acquiring Fund shall have received from Price Waterhouse LLP a letter addressed to the Acquiring Fund dated as of the Exchange Date satisfactory in form and substance to the Acquiring Fund to the effect that, on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), as of the Valuation Time the value of the assets and liabilities of the Acquired Fund to be exchanged for the Merger Shares has been determined in accordance with the provisions of the PIMS Trust's Declaration of Trust, pursuant to the procedures customarily utilized by the Acquiring Fund in valuing its assets and issuing its shares.

         9. Conditions to the Acquired Fund's Obligations. The obligations of the Acquired Fund hereunder shall be subject to the following conditions:

            a. That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the requisite votes of the holders of the outstanding shares of beneficial interest of the Acquired Fund entitled to vote.

            b. That the Acquiring Fund shall have furnished to the Acquired Fund a statement of the Acquiring Fund's net assets, together with a list of portfolio holdings with values determined as provided in Section 4, all as of the Valuation Time, certified on the Acquiring Fund's behalf by the PIMS Trust's President (or any Vice President) and Treasurer (or any Assistant Treasurer), and a certificate of both such officers, dated the Exchange Date, to the effect that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of the Acquiring Fund since March 31, 1998, other than changes in its portfolio securities since that date, changes in the market value of the portfolio securities, changes due to net redemptions, dividends paid or losses from operations.

            c. That the PIMS Trust, on behalf of the Acquiring Fund, shall have executed and delivered to the Acquired Fund an Assumption of
         Liabilities dated as of the Exchange Date pursuant to which the Acquiring Fund will assume all of the liabilities of the Acquired Fund existing at the Valuation Time in connection with the transactions contemplated by this Agreement, other than liabilities arising pursuant to this Agreement.

            d. That the Acquiring Fund shall have furnished to the Acquired Fund a statement, dated the Exchange Date, signed by the PIMS Trust's President (or any Vice President) and Treasurer (or any Assistant Treasurer) certifying that as of the Exchange Date all representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects as if made at and as of such date, and that the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such date.

            e. That there shall not be any material litigation pending or threatened with respect to the matters contemplated by this Agreement.

            f. That the Acquired Fund shall have received an opinion of Dechert Price & Rhoads, in form satisfactory to Ropes & Gray, counsel to the Acquired Fund, and dated the Exchange Date, to the effect that (i) the PIMS Trust is a Massachusetts business trust duly formed and is validly existing under the laws of The Commonwealth of Massachusetts and has the power to own all its properties and to carry on its business as presently conducted; (ii) the Merger Shares to be delivered to the Acquired Fund as provided for by this Agreement are duly authorized and upon such delivery will be validly issued and will be fully paid and nonassessable by the PIMS Trust and the Acquiring Fund and no shareholder of the Acquiring Fund has any preemptive right to subscription or purchase in respect thereof; (iii) this Agreement has been duly authorized, executed and delivered by the PIMS Trust on behalf of the Acquiring Fund and, assuming that the MMS Prospectus, the Registration Statement and the Acquired Fund Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by the MMS Trust on behalf of the Acquired Fund, is a valid and binding obligation of the PIMS Trust and the Acquiring Fund; (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the PIMS Trust's Declaration of Trust or By-Laws, or any provision of any agreement known to such counsel to which the PIMS Trust or the Acquiring Fund is a party or by which it is bound, it being understood that with respect to investment restrictions as contained in the PIMS Trust's Declaration of Trust, By-Laws or then-current prospectuses or statement of additional information, such counsel may rely upon a certificate of an officer of the PIMS Trust whose responsibility it is to advise the PIMS Trust and the Acquiring Fund with respect to such matters; (v) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the PIMS Trust on behalf of the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws; and (vi) the Registration Statement has become effective under the 1933 Act, and to best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act.

            g. That the Acquired Fund shall have received an opinion of Ropes & Gray, dated the Exchange Date (which opinion would be based upon certain factual representations and subject to certain qualifications), in form satisfactory to the Acquired Fund to the effect that, on the basis of the existing provisions of the Code, current administrative rules, and court decisions, for federal income tax purposes: (i) no gain or loss will be recognized by the Acquired Fund as a result of the reorganization; (ii) no gain or loss will be recognized by shareholders of the Acquired Fund on the distribution of Merger Shares to them in exchange for their shares of the Acquired Fund; (iii) the tax basis of the Merger Shares that the Acquired Fund's shareholders receive in place of their Acquired Fund shares will be the same as the basis of the Acquired Fund shares; and (iv) a shareholder's holding period for the Merger Shares received pursuant to the Agreement will be determined by including the holding period for the Acquired Fund shares exchanged for the Merger Shares, provided that the shareholder held the Acquired Fund shares as a capital asset.

            h. That all actions taken by the PIMS Trust on behalf of the Acquiring Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Acquired Fund and Ropes & Gray.

            i. That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the PIMS Trust or the Acquiring Fund, threatened by the Commission.

            j. That the MMS Trust and PIMS Trust shall have received from the Commission and any relevant state securities administrator such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

            10. Indemnification.

            a. The Acquired Fund shall indemnify and hold harmless, out of the assets of the Acquired Fund (which shall be deemed to include the assets of the Acquiring Fund represented by the Merger Shares following the Exchange Date) but no other assets, the trustees and officers of the PIMS Trust (for purposes of this subparagraph, the "Indemnified Parties") against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to the MMS Trust or the Acquired Fund contained in the Registration Statement, the MMS Prospectus or the Acquired Fund Proxy Statement or any amendment or supplement to any of the foregoing, or arising out of or based upon the omission or alleged omission to state in any of the foregoing a material fact relating to the MMS Trust or the Acquired Fund required to be stated therein or necessary to make the statements relating to the MMS Trust or the Acquired Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of the MMS Trust or the Acquired Fund. The Indemnified Parties will notify the MMS Trust and the Acquired Fund in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 10(a). The Acquired Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this
         Section 10(a), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and if the Acquired Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their expense. The Acquired Fund's obligation under Section 10(a) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that the Acquired Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(a) without the necessity of the Indemnified Parties' first paying the same.

            b. The Acquiring Fund shall indemnify and hold harmless, out of the assets of the Acquiring Fund but no other assets, the trustees and officers of the MMS Trust (for purposes of this subparagraph, the "Indemnified Parties") against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to the Acquiring Fund contained in the Registration Statement, the PIMS Prospectus or the Acquired Fund Proxy Statement, or any amendment or supplement to any thereof, or arising out of, or based upon, the omission or alleged omission to state in any of the foregoing a material fact relating to the PIMS Trust or the Acquiring Fund required to be stated therein or necessary to make the statements relating to the PIMS Trust or the Acquiring Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of the PIMS Trust or the Acquiring Fund. The Indemnified Parties will notify the MMS Trust and the Acquiring Fund in writing within ten days after the receipt by any one or more of the Indemnified parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 10(b). The Acquiring Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this
         Section 10(b), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and, if the Acquiring Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their own expense. The Acquiring Fund's obligation under this Section 10(b) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that the Acquiring Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(b) without the necessity of the Indemnified Parties' first paying the same.

         11. No Broker, etc. Each of the Acquired Fund and the Acquiring Fund represents that there is no person who has dealt with it, the MMS Trust or the PIMS Trust, who by reason of such dealings, is entitled to any broker's or finder's or other similar fee or commission arising out of the transactions contemplated by this Agreement.

         12. Termination. The Acquired Fund and the Acquiring Fund may, by mutual consent of the trustees on behalf of each Fund, terminate this Agreement, and the Acquired Fund or the Acquiring Fund, after consultation with counsel and by consent of their trustees or an officer authorized by such trustees, may waive any condition to their respective obligations hereunder. If the transactions contemplated by this Agreement have not been substantially completed by December 31, 1998, this Agreement shall automatically terminate on that date unless a later date is agreed to by the Acquired Fund and the Acquiring Fund.

         13. Rule 145. Pursuant to Rule 145 under the 1933 Act, the Acquiring Fund will, in connection with the issuance of any Merger Shares to any person who at the time of the transaction contemplated hereby is deemed to be an affiliate of a party to the transaction pursuant to Rule 145(c), cause to be affixed upon the certificates issued to such person (if any) a legend as follows:

         "THESE SHARES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO PIMCO MUNICIPAL BOND FUND OR ITS PRINCIPAL UNDERWRITER UNLESS (i) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (ii) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE FUND SUCH REGISTRATION IS NOT REQUIRED."

and, further, the Acquiring Fund will issue stop transfer instructions to the Acquiring Fund's transfer agent with respect to such shares. The Acquired Fund will provide the Acquiring Fund on the Exchange Date with the name of any Acquired Fund shareholder who is to the knowledge of the Acquired Fund an affiliate of the Acquired Fund on such date.

         14. Covenants, etc. Deemed Material. All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

         15. Sole Agreement; Amendments; Governing Law. This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto, and shall be construed in accordance with and governed by the laws of The Commonwealth of Massachusetts.

         16.      Declaration of Trust.

         a. A copy of the Agreement and Declaration of Trust of the MMS Trust is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the trustees of the MMS Trust on behalf of the Acquired Fund as trustees and not individually and that the obligations of this instrument are not binding upon any of the trustees, officers or shareholders of the MMS Trust individually but are binding only upon the assets and property of the Acquired Fund.

         b. A copy of the Declaration of Trust of the PIMS Trust is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the trustees of the PIMS Trust on behalf of the Acquiring Fund as trustees and not individually and that the obligations of this instrument are not binding upon any of the trustees, officers or shareholders of the PIMS Trust individually but are binding only upon the assets and property of the Acquiring Fund.

                                         PIMCO FUNDS:  MULTI-MANAGER SERIES,
                                         on behalf of its Tax Exempt Fund


                                          By:___________________________

                                          PIMCO FUNDS,
                                          on behalf of its Municipal Bond Fund


                                          By:___________________________



Agreed and accepted as to Section 5(a) only by PIMCO ADVISORS L.P.

By:___________________________

Title:________________________

B-51
                                   Appendix B

              Additional Information About the Municipal Bond Fund

         PIMCO Funds: Pacific Investment Management Series ("PIMS" or the "Trust") is an open-end management investment company consisting of twenty-five separate investment portfolios (the "Funds"), one of which is the PIMCO Municipal Bond Fund ("Municipal Bond Fund"). Each Fund offers its shares in up to six classes: Class A, Class B, Class C, Class D, the Institutional Class and the Administrative Class.

         This Proxy Statement/Prospectus describes only those classes of shares to be received by shareholders of the Tax Exempt Fund in the Reorganization, i.e. Class A, Class B and Class C. Information regarding the remaining classes are contained in separate prospectuses and in the Trust's Statement of Additional Information, which are available upon request to the Trust without charge.

INVESTMENT RISKS AND CONSIDERATIONS

         The following are some of the principal risks of investing in the Municipal Bond Fund. Investors should read this Proxy Statement/Prospectus carefully for a more complete discussion of the risks relating to an investment in the Municipal Bond Fund. The net asset value per share of the Municipal Bond Fund may be less at the time of redemption than it was at the time of investment. Generally, the value of fixed income securities can be expected to vary inversely with changes in prevailing interest rates, i.e., as interest rates rise, market value tends to decrease, and vice versa, although this may not be true in the case of inflation-indexed bonds. In addition, the Municipal Bond Fund may invest in securities rated lower than Baa by Moody's or S&P (or, if not rated, determined by Pacific Investment Management to be of comparable quality). Such securities carry a high degree of credit risk and are considered speculative by the major rating agencies.

         The Municipal Bond Fund's investment techniques may involve a form of borrowing, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Municipal Bond Fund's portfolio and may require liquidation of portfolio positions when it is not advantageous to do so. The Municipal Bond Fund may sell securities short, which exposes the Municipal Bond Fund to a risk of loss if the value of the security sold short should increase.

         The Municipal Bond Fund may use derivative instruments, consisting of futures, options, and options on futures, for hedging purposes or as part of their investment strategies. Use of these instruments may involve certain costs and risks, including the risk that the Municipal Bond Fund could not close out a position when it would be most advantageous to do so, the risk of an imperfect correlation between the value of the securities being hedged and the value of the particular derivative instrument, and the risk that unexpected changes in interest rates may adversely affect the value of the Municipal Bond Fund's investments in particular derivative instruments. Unless otherwise indicated, all limitations applicable to the Municipal Bond Fund investments (as stated in this Proxy Statement/Prospectus, the Trust's Class A, B and C Prospectus and in the Trust's Statement of Additional Information) apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of Municipal Bond Fund assets invested in certain securities or other instruments, or change in the average duration of the Municipal Bond Fund's investment portfolio, resulting from market fluctuations or other changes in the Municipal Bond Fund's total assets, will not require the Municipal Bond Fund to dispose of an investment until Pacific Investment Management determines that is practicable to sell or close out the investment without undue market or tax consequences to the Municipal Bond Fund. In the event that ratings services assign different ratings to the same security, Pacific Investment Management will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

         The Municipal Bond Fund offers its shares to both retail and institutional investors. Institutional shareholders, some of whom also may be investment advisory clients of Pacific Investment Management, may hold large positions in the Municipal Bond Fund. Such shareholders may on occasion make large redemptions of their holdings in the Municipal Bond Fund to meet their liquidity needs, in connection with strategic adjustments to their overall portfolio of investments, or for other purposes. Large redemptions of the Municipal Bond Fund could require Pacific Investment Management to liquidate portfolio positions when it is not most desirable to do so. Liquidation of portfolio holdings also may cause the Municipal Bond Fund to realize taxable capital gains.

CHARACTERISTICS AND RISKS OF
SECURITIES AND INVESTMENT TECHNIQUES

         The following describes in greater detail different types of securities and investment techniques used by the Municipal Bond Fund, and discusses certain concepts relevant to the investment policies of the Fund. Additional information about the Fund's investments and investment practices may be found in PIMS's Statement of Additional Information.

         Municipal Bonds. The Municipal Bond Fund invests in Municipal Bonds which are generally issued by states and local governments and their agencies, authorities and other instrumentalities. The Municipal Bonds which the Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from that issuer's general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt "private activity" bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer's general revenues.

         Municipal Bonds are subject to credit and market risk. Credit risk relates to the ability of the issuer to make payments of principal and interest. The ability of an issuer to make such payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Market risk relates to changes in a security's value as a result of changes in interest rates. Lower rated Municipal Bonds generally provide higher yields but are subject to greater credit and market risk than higher quality Municipal Bonds.

         The secondary market for Municipal Bonds typically has been less liquid than that for taxable debt/fixed income securities, and this may affect the Fund's ability to sell particular Municipal Bonds at then-current market prices, especially in periods when other investors are attempting to sell the same securities.

         The Municipal Bond Fund may invest in municipal lease obligations. A lease is not a full faith and credit obligation of the issuer and is usually backed only by the borrowing government's unsecured pledge to make annual appropriations for lease payments. There have been challenges to the legality of lease financing in numerous states, and, from time to time, certain municipalities have considered not appropriating money for lease payments. These securities may be less readily marketable than other municipals. The Municipal Bond Fund may also purchase unrated lease obligations if determined by Pacific Investment Management to be of comparable quality to rated securities in which the Fund is permitted to invest.

         The Municipal Bond Fund may seek to enhance its yield through the purchase of private placements, which may have resale restrictions. The Municipal Bond Fund may not invest more than 15% of its net assets in illiquid securities, including unmarketable private placements. The Municipal Bond Fund may invest in municipal warrants. Like options, warrants may expire worthless and they may have reduced liquidity. The Municipal Bond Fund will not invest more than 5% of its net assets in municipal warrants.

         The Municipal Bond Fund may invest in Municipal Bonds with credit enhancements such as letters of credit, municipal bond insurance and Standby Bond Purchase Agreements ("SBPA"). Although defaults on insured Municipal Bonds have been low to date and municipal bond insurers have met their claims, there is no assurance this will continue. An SBPA is a liquidity facility provided to pay the purchase price of bonds that cannot be re-marketed, and does not cover principal or interest under any other circumstances.

         The Municipal Bond Fund may invest in Residual Interest Bonds, which are created by dividing the income stream provided by an underlying bond to create two securities, one short term and one long term. Rising short-term interest rates result in lower income for the longer-term portion, and vice versa. The longer-term bonds can be very volatile and may be less liquid than other Municipal Bonds of comparable maturity. The Municipal Bond Fund will not invest more than 10% of its total assets in Residual Interest Bonds.

         The Municipal Bond Fund also may invest in participation interests. Participation interests are various types of securities created by converting fixed rate bonds into short-term, variable rate certificates. There is no guarantee the interest will be exempt because the IRS has not issued a definitive ruling on the matter.

         Although the Municipal Bond Fund invests principally in Municipal Bonds, it also may invest up to 20% of its net assets in other securities, whose characteristics and risks are discussed below.

         U.S. Government Securities U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Municipal Bond Fund's shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities include securities that have no coupons, or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately, and evidences of receipt of such securities. Such securities may pay no cash income, and are purchased at a deep discount from their value at maturity. Because interest on zero coupon securities is not distributed on a current basis but is, in effect, compounded, zero coupon securities tend to be subject to greater market risk than interest-paying securities of similar maturities. Custodial receipts issued in connection with so-called trademark zero coupon securities, such as CATs and TIGRs, are not issued by the U.S. Treasury, and are therefore not U.S. Government securities, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury. Other zero coupon Treasury securities (STRIPs and CUBEs) are direct obligations of the U.S. Government.

         Variable And Floating Rate Securities Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

         The Municipal Bond Fund may invest in floating rate debt instruments ("floaters"). The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide the Municipal Bond Fund with a certain degree of protection against rises in interest rates, the Municipal Bond Fund will participate in any declines in interest rates as well.

         Inflation-Indexed Bonds Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation.

         Inflation-indexed securities issued by the U.S. Treasury will initially have maturities of five or ten years, although it is anticipated that securities with other maturities will be issued in the future. The securities will pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if an investor purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year reached 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

         If  the  periodic   adjustment  rate  measuring  inflation  falls,  the
principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Municipal Bond Fund may also invest in other inflation related bonds which may or may not provide a similar guarantee. If such a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

         The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

         While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

         The U.S. Treasury has only recently begun issuing inflation-indexed bonds. As such, there is no trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop, although one is expected. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the Municipal Bond Fund may be forced to liquidate positions when it would not be advantageous to do so. There also can be no assurance that the U.S. Treasury will issue any particular amount of inflation-indexed bonds. Certain foreign governments, such as the United Kingdom, Canada and Australia, have a longer history of issuing inflation-indexed bonds, and there may be a more liquid market in certain of these countries for these securities.

         The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

         Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity. See "Taxes" for information about the possible tax consequences of investing in inflation-indexed bonds.

         High Yield Securities ("Junk Bonds") The Municipal Bond Fund may invest up to 10% of its assets in securities rated lower than Baa by Moody's or BBB by S&P but rated at least Ba by Moody's or BB by S&P (or, if not rated, determined by Pacific Investment Management to be of comparable quality). Securities rated lower than Baa by Moody's or lower than BBB by S&P are sometimes referred to as "high yield" or "junk" bonds. Securities rated Baa are considered by Moody's to have some speculative characteristics. Investors should consider the following risks associated with high yield securities before investing in the Municipal Bond Fund.

         Investing in high yield securities involves special risks in addition to the risks associated with investments in higher rated fixed income securities. High yield securities may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and the ability of the Municipal Bond Fund to achieve its investment objective may, to the extent of its investments in high yield securities, be more dependent upon such creditworthiness analysis than would be the case if the Municipal Bond Fund were investing in higher quality securities.

         High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of high yield securities have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of high yield securities defaults, the Municipal Bond Fund may incur additional expenses to seek recovery. In the case of high yield securities structured as zero coupon or payment-in-kind securities, the market prices of such securities are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

         The secondary markets on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect and cause large fluctuations in the daily net asset value of the Municipal Bond Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market.

         The use of credit ratings as the sole method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. Pacific Investment Management does not rely solely on credit ratings when selecting securities for the Municipal Bond Fund, and develops its own independent analysis of issuer credit quality. If a credit rating agency changes the rating of a portfolio security held by the Municipal Bond Fund, the Fund may retain the portfolio security if Pacific Investment Management deems it in the best interest of shareholders.

         Corporate Debt Securities Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. Debt securities may be acquired with warrants attached. Corporate income-producing securities may also include forms of preferred or preference stock. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. See "Variable and Floating Rate Securities" above. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S.
dollar and a foreign currency or currencies.

         Investments in corporate debt securities that are rated below investment grade (rated below Baa (Moody's) or BBB (S&P)) are described as "speculative" both by Moody's and S&P. Such securities are sometimes referred to as "junk bonds," and may be subject to greater market fluctuations, less liquidity and greater risk of loss of income or principal, including a greater possibility of default or bankruptcy of the issuer of such securities, than are more highly rated debt securities. Moody's also describes securities rated Baa as having speculative characteristics. Pacific Investment Management seeks to minimize these risks through diversification, in-depth credit analysis and attention to current developments in interest rates and market conditions. See "Description of Securities Ratings." Investments in high yield securities are discussed separately above under "High Yield Securities ("Junk Bonds")."

         Mortgage-Backed and Other Asset-Backed Securities The Municipal Bond Fund may invest in mortgage- or other asset-backed securities. The value of some mortgage- or asset-backed securities in which the Municipal Bond Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Municipal Bond Fund, the ability of the Municipal Bond Fund to successfully utilize these instruments may depend in part upon the ability of Pacific Investment Management to forecast interest rates and other economic factors correctly.

         Mortgage-Pass-Through Securities are securities representing interests in "pools" of mortgage loans secured by residential or commercial real property in which payments of both interest and principal on the securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Municipal Bond Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other fixed income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

         Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by FNMA or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage-related securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

         Collateralized Mortgage Obligations ("CMOs") are hybrid mortgage-related instruments. Interest and pre-paid principal on a CMO are paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Fund, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying the Fund's diversification tests.

         Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

         Mortgage-Related Securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, such as mortgage dollar rolls (see "Reverse Repurchase Agreements, Dollar Rolls, and Borrowings"), CMO residuals or stripped mortgage-backed securities ("SMBS"), and may be structured in classes with rights to receive varying proportions of principal and interest.

         A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Municipal Bond Fund's yield to maturity from these securities. The Municipal Bond Fund has adopted a policy under which the Fund will invest more than 5% of its net assets in any combination of IO or PO securities. The Municipal Bond Fund may invest in other asset-backed securities that have been offered to investors. For a discussion of the characteristics of some of these instruments, see the Trust's Statement of Additional Information.

         Repurchase Agreements For the purpose of achieving income, the Municipal Bond Fund may enter into repurchase agreements, which entail the purchase of a portfolio-eligible security from a bank or broker-dealer that agrees to repurchase the security at the Municipal Bond Fund's cost plus interest within a specified time (normally one day). If the party agreeing to repurchase should default, as a result of bankruptcy or otherwise, the Municipal Bond Fund will seek to sell the securities which it holds, which action could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. The Municipal Bond Fund will invest no more than 15% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days.

         Reverse Repurchase Agreements, Dollar Rolls, And Borrowings A reverse repurchase agreement involves the sale of a security by the Municipal Bond Fund and its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Municipal Bond Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. The Municipal Bond Fund generally will maintain a segregated account consisting of assets determined to be liquid by Pacific Investment Management in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements and, to this extent, a reverse repurchase agreement (or economically similar transaction) will not be considered a "senior security" subject to the 300% asset coverage requirements otherwise applicable to borrowings by the Municipal Bond Fund.

         The Municipal Bond Fund may enter into dollar rolls, in which the Municipal Bond Fund sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. In the case of dollar rolls involving mortgage-backed securities, the mortgage-backed securities that are purchased will be of the same type and will have the same interest rate as those sold, but will be supported by different pools of mortgages. The Municipal Bond Fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but the Municipal Bond Fund is compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the securities sold. The Municipal Bond Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. The Municipal Bond Fund will maintain a segregated account consisting of assets determined to be liquid by Pacific Investment Management in accordance with procedures established by the Board of Trustees to cover its obligations under dollar rolls.

         To the extent that positions in reverse repurchase agreements, dollar rolls or similar transactions are not covered through the maintenance of a segregated account consisting of liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Municipal Bond Fund's limitations on borrowings, which would restrict the aggregate of such transactions (plus any other borrowings) to 331/3% of the Municipal Bond Fund's total assets. Apart from such transactions, the Municipal Bond Fund will not borrow money, except for temporary administrative purposes.

         Loans Of Portfolio Securities For the purpose of achieving income, the Municipal Bond Fund may lend its portfolio securities to brokers, dealers, and other financial institutions, provided:

         (i) the loan is secured continuously by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposit, bankers' acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned;

         (ii) the Municipal Bond Fund may at any time call the loan and obtain the return of the securities loaned;

         (iii) the Municipal Bond Fund will receive any interest or dividends paid on the loaned securities; and

         (iv) the aggregate market value of securities loaned will not at any time exceed 331/3% of the total assets of the Municipal Bond Fund.

         The Municipal Bond Fund's performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of either interest, through investment of cash collateral by the Municipal Bond Fund in permissible investments, or a fee, if the collateral is U.S. Government securities. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral should the borrower fail to return the security loaned or become insolvent. The Municipal Bond Fund may pay lending fees to the party arranging the loan.

         When-Issued, Delayed Delivery, And Forward Commitment Transactions The Municipal Bond Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. These transactions involve a commitment by the Municipal Bond Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. When such purchases are outstanding, the Municipal Bond Fund will set aside and maintain until the settlement date in a segregated account, assets determined to be liquid by Pacific Investment Management in accordance with procedures established by the Board of Trustees, in an amount sufficient to meet the purchase price. Typically, no income accrues on securities the Municipal Bond Fund has committed to purchase prior to the time delivery of the securities is made, although the Municipal Bond Fund may earn income on securities it has deposited in a segregated account. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Municipal Bond Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Municipal Bond Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Municipal Bond Fund Fund's other investments. If the Municipal Bond Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage. When the Municipal Bond Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Municipal Bond Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Municipal Bond Fund could miss a favorable price or yield opportunity or could suffer a loss. The
Municipal Bond Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Municipal Bond Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.

         Short Sales The Municipal Bond Fund may from time to time effect short sales as part of its overall portfolio management strategies, including the use of derivative instruments, or to offset potential declines in value of long positions in similar securities as those sold short. A short sale (other than a short sale against the box) is a transaction in which the Municipal Bond Fund sells a security it does not own at the time of the sale in anticipation that the market price of that security will decline. To the extent that the Municipal Bond Fund engages in short sales, it must (except in the case of short sales "against the box") maintain asset coverage in the form of assets determined to be liquid by Pacific Investment Management in accordance with procedures established by the Board of Trustees, in a segregated account, or otherwise cover its position in a permissible manner. A short sale is "against the box" to the extent that the Municipal Bond Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

         Derivative Instruments To the extent permitted by the investment objectives and policies of the Municipal Bond Fund, the Fund may purchase and write call and put options, enter into futures contracts, and use options on futures contracts as further described below. The Municipal Bond Fund may use these techniques to hedge against changes in interest rates or securities prices or as part of their overall investment strategies. The Municipal Bond Fund will maintain a segregated account consisting of assets determined to be liquid by Pacific Investment Management in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under options and futures to limit leveraging of the Fund.

         Derivative instruments are considered for these purposes to consist of securities or other instruments whose value is derived from or related to the value of some other instrument or asset, and not to include those securities whose payment of principal and/or interest depends upon cash flows from underlying assets, such as mortgage-related or asset-backed securities. The value of some derivative instruments in which the Municipal Bond Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Municipal Bond Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of Pacific Investment Management to forecast interest rates and other economic factors correctly. If Pacific Investment Management incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Municipal Bond Fund could be exposed to the risk of loss.

         The Municipal Bond Fund might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Municipal Bond Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Municipal Bond Fund is required to maintain asset coverage or offsetting positions, and the possible inability of the Municipal Bond Fund to close out or to liquidate its derivatives positions.

          Options on Securities and Securities Indexes. The Municipal Bond Fund may purchase put and call options on U.S. Government securities, Municipal Bonds and Municipal Bond indexes. One purpose of purchasing put options is to protect holdings in an underlying or related security against a substantial decline in market value. One purpose of purchasing call options is to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.

         The Municipal Bond Fund may sell put or call options it has previously purchased, which could result in a net gain or loss. The Municipal Bond Fund may write a call or put option only if the option is "covered" by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund's obligation as writer of the option. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series.

         The Municipal Bond Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Fund's immediate obligations. The Municipal Bond Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Municipal Bond Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

         The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, the Fund may be unable to close out a position.

         Over-the-counter options in which the Municipal Bond Fund may invest differ from traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. The Municipal Bond Fund may be required to treat as illiquid over-the-counter options purchased and securities being used to cover certain written over-the-counter options.

         Futures Contracts and Options on Futures Contracts. The Municipal Bond Fund may purchase and sell futures contracts on U.S. Government securities and Municipal Bonds, as well as purchase put and call options on such futures contracts.

         There are several risks associated with the use of futures and futures options for hedging purposes. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in the Municipal Bond Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when the Municipal Bond Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent the Municipal Bond Fund from liquidating an unfavorable position, and the Municipal Bond Fund would remain obligated to meet margin requirements until the position is closed.

         The Municipal Bond Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Municipal Bond Fund's immediate obligations. The Municipal Bond Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Municipal Bond Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

         The Municipal Bond Fund will only enter into futures contracts or futures options which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. The Municipal Bond Fund will use financial futures contracts and related options only for "bona fide hedging" purposes, as such term is defined in applicable regulations of the Commodities Futures Trading Commission ("CFTC") or, with respect to positions in financial futures and related options that do not qualify as "bona fide hedging" positions, will enter such positions only to the extent that aggregate initial margin deposits plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," would not exceed 5% of the Municipal Bond Fund's net assets.

         Hybrid Instruments A hybrid instrument can combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate (each a "benchmark"). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark.

         Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Municipal Bond Fund. Accordingly, the Municipal Bond Fund will invest no more than 5% of its assets in hybrid instruments.

         Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Municipal Bond Fund's investments in these products will be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

         Investment In Investment Companies The Municipal Bond Fund may invest in securities of other investment companies, such as closed-end management investment companies, or in pooled accounts or other investment vehicles. As a shareholder of an investment company, the Fund may indirectly bear service and other fees which are in addition to the fees the Fund pays its service providers.

         Portfolio Turnover The length of time the Municipal Bond Fund has held a particular security is not generally a consideration in investment decisions. The investment policies of the Municipal Bond Fund may lead to frequent changes in the Fund's investments, particularly in periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Municipal Bond Fund, including commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. See "Management of the Trust--Portfolio Transactions." Such sales may result in realization of taxable capital gains. See "Taxes."

         Illiquid Securities The Municipal Bond Fund may invest up to 15% of its net assets in illiquid securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. Pacific Investment Management may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Municipal Bond Fund has valued the securities. Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), securities that are subject to legal or contractual restrictions on resale and other securities which legally or in Pacific Investment Management's opinion may be deemed illiquid (not including securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper that Pacific Investment Management has determined to be liquid under procedures approved by the Board of Trustees).

         Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs.

         Service Systems-Year 2000 Problem. Many of the services provided to the Municipal Bond Fund depend on the smooth functioning of computer systems. Many systems in use today cannot distinguish between the year 1900 and the year 2000. Should any of the service systems fail to process information properly, that could have an adverse impact on the Fund's operation and services provided to shareholders. Pacific Investment Management, the Distributor, Shareholder Servicing and Transfer Agent, Custodian, and certain other service providers to the Fund have reported that each is working toward mitigating the risks associated with the so-called "year 2000 problem." However, there can be no assurance that the problem will be corrected in all respects and that the Fund's operations and services provided to shareholders will not be adversely affected.

HOW TO BUY SHARES

         Class A, Class B and Class C shares of the Municipal Bond Fund are continuously offered through the Trust's principal underwriter, PIMCO Funds Distributors LLC (the "Distributor"), and through other firms which have dealer agreements with the Distributor ("participating brokers") or which have agreed to act as introducing brokers for the Distributor ("introducing brokers").

         There are two ways to purchase Class A, Class B or Class C shares: either 1) through your dealer or broker which has a dealer agreement with the Distributor; or 2) directly by mailing a PIMCO Funds Account Application (the "Account Application") with payment, as described below under the heading Direct Investment, to the Distributor (if no dealer is named in the Account Application, the Distributor may act as dealer).

         Class A, Class B and Class C shares may be purchased at a price equal to their net asset value per share next determined after receipt of an order, plus a sales charge which, at the election of the purchaser, may be imposed either (i) at the time of the purchase in the case of Class A shares (the "initial sales charge alternative"), (ii) on a contingent deferred basis in the case of Class B shares (the "deferred sales charge alternative"), or (iii) by the deduction of an ongoing asset based sales charge in the case of Class C shares (the "asset based sales charge alternative"). In certain circumstances, Class A and Class C shares are also subject to a contingent deferred sales charge ("CDSC"). See "Alternative Purchase Arrangements." Purchase payments for Class B and Class C shares are fully invested at the net asset value next determined after acceptance of the trade. Purchase payments for Class A shares, less the applicable sales charge, are invested at the net asset value next determined after acceptance of the trade.

         All purchase orders received by the Distributor prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange (the "Exchange"), on a regular business day, are processed at that day's offering price. However, orders received by the Distributor from dealers or brokers after the offering price is determined that day will receive such offering price if the orders were received by the dealer or broker from its customer prior to such determination and were transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 p.m., Eastern time) or, in the case of certain retirement plans, received by the Distributor prior to 9:30 a.m., Eastern time on the next business day. Purchase orders received on other than a regular business day will be executed on the next succeeding regular business day. The Distributor, in its sole discretion, may accept or reject any order for purchase of Municipal Bond Fund shares. The sale of shares will be suspended during any period in which the Exchange is closed for other than weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission, when trading on the Exchange is restricted or during an emergency which makes it impracticable for the Municipal Bond Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors.

         Except for purchases through the PIMCO Auto Invest plan, the PIMCO Auto Exchange plan, investments pursuant to the Uniform Gifts to Minors Act, and tax-qualified and wrap programs referred to below under "Tax-Qualified Retirement Plans" and "Sales at Net Asset Value", the minimum initial investment in Class A, Class B or Class C shares of any Fund of the Trust or any series of PIMCO Funds: Multi-Manager Series is $2,500, and the minimum additional investment is $100 per Fund. For information about dealer commissions, see "Alternative Purchase Arrangements" below. Persons selling Municipal Bond Fund shares may receive different compensation for selling Class A, Class B or Class C shares. Normally, Municipal Bond Fund shares purchased through participating brokers are held in the investor's account with that broker. No share certificates will be issued unless specifically requested in writing by an investor or broker-dealer.

         Direct Investment

         Investors who wish to invest in Class A, Class B or Class C shares of the Municipal Bond Fund directly, rather than through a participating broker, may do so by opening an account with the Distributor. To open an account, an investor should complete the Account Application. All shareholders who open direct accounts with the Distributor will receive from the Distributor individual confirmations of each purchase, redemption, dividend reinvestment, exchange or transfer of Trust shares, including the total number of Trust shares owned as of the confirmation date, except that purchases which result from the reinvestment of daily-accrued dividends and/or distributions will be confirmed once each calendar quarter. See "Distributions" below. Information regarding direct investment or any other features or plans offered by the Trust may be obtained by calling the Distributor at 800-426-0107 or by calling your broker.

         Purchase by Mail

         Investors who wish to invest directly may send a check payable to PIMCO Funds Distributors LLC, along with a completed application form to:

                            PIMCO Funds Distributors LLC
                            P.O. Box 5866
                            Denver, CO 80217-5866

         Purchases are accepted subject to collection of checks at full value and conversion into federal funds. Payment by a check drawn on any member of the Federal Reserve System can normally be converted into federal funds within two business days after receipt of the check. Checks drawn on a non-member bank may take up to 15 days to convert into federal funds. In all cases, the purchase price is based on the net asset value next determined after the purchase order and check are accepted, even though the check may not yet have been converted into federal funds.

         Subsequent Purchases of Shares

         Subsequent purchases of Class A, Class B or Class C shares can be made as indicated above by mailing a check with a letter describing the investment or with the additional investment portion of a confirmation statement. Except for subsequent purchases through the PIMCO Funds Auto-Invest plan, the PIMCO Funds Auto-Exchange plan, tax-qualified programs and PIMCO Funds Fund Link referred to below, and except during periods when an Automatic Withdrawal plan is in effect, the minimum subsequent purchase is $100 in any Fund. All payments should be made payable to PIMCO Funds Distributors LLC and should clearly indicate the shareholder's account number. Checks should be mailed to the address above under "Purchase by Mail."

         Tax-Qualified Retirement Plans

         The Distributor makes available retirement plan services and documents for Individual Retirement Accounts (IRAs), including Roth IRAs, for which First National Bank of Boston serves as trustee and for IRA accounts established with Form 5305-SIMPLE under the Internal Revenue Code. These accounts include Simplified Employee Pension Plan (SEP) and Salary Reduction Simplified Employee Pension Plan (SAR/SEP) IRA accounts and prototype documents. In addition, prototype documents are available for establishing 403(b)(7) Custodial Accounts with First National Bank of Boston as custodian. This type of plan is available to employees of certain non-profit organizations.

         The Distributor also makes available prototype documents for establishing Money Purchase and/or Profit Sharing Plans and 401(k) Retirement Savings Plans. Investors should call the Distributor at 800-426-0107 for further information about these plans and should consult with their own tax advisers before establishing any retirement plan. Investors who maintain their accounts with participating brokers should consult their broker about similar types of accounts that may be offered through the broker. The minimum initial investment for all tax qualified plans (except for employer-sponsored plans, SIMPLE IRAs, SEPs and SAR/SEPs) is $1,000 per Fund and the minimum subsequent investment is $100 and the minimum initial investment for employer-sponsored plans, SIMPLE IRAs, SEPs and SAR/SEPs and the minimum subsequent investment per Fund for all such plans is $50.

         PIMCO Funds Auto-Invest

         The PIMCO Funds Auto-Invest plan provides for periodic investments into the shareholder's account with the Trust by means of automatic transfers of a designated amount from the shareholder's bank account. The minimum investment for eligibility in the PIMCO Funds Auto-Invest Plan is $1,000 per Fund. Subsequent investments may be made monthly or quarterly, and may be in any amount subject to a minimum of $50 per month for each Fund in which shares are purchased through the plan. Further information regarding the PIMCO Funds Auto-Invest plan is available from the Distributor or participating brokers. You may enroll by completing the appropriate section on the Account Application, or you may obtain an Auto-Invest Application by calling the Distributor or your broker.

         PIMCO Funds Auto-Exchange

         The PIMCO Funds Auto-Exchange plan establishes regular, periodic exchanges from one Fund to another Fund or a series of MMS which offers Class A, Class B or Class C shares. The plan provides for regular investments into a shareholder's account in a specific Fund by means of automatic exchanges of a designated amount from another Fund account of the same class of shares and with identical account registration.

         Exchanges may be made monthly or quarterly, and may be in any amount subject to a minimum of $50 for each Fund whose shares are purchased through the plan. Further information regarding the PIMCO Funds Auto-Exchange plan is available from the Distributor at 800-426-0107 or participating brokers. You may enroll by completing an application which may be obtained from the Distributor or by telephone request at 800-426-0107. For more information on exchanges, see "Exchange Privilege."

          PIMCO Funds Fund Link

          PIMCO Funds Fund Link ("Fund Link") connects your Fund account with a bank account. Fund Link may be used for subsequent purchases and for redemptions and other transactions described under "How to Redeem." Purchase transactions are effected by electronic funds transfers from the shareholder's account at a U.S. bank or other financial institution that is an Automated Clearing House ("ACH") member. Investors may use Fund Link to make subsequent purchases of shares in amounts from $50 to $10,000. To initiate such purchases, call 800-426-0107. All such calls will be recorded. Fund Link is normally established within 45 days of receipt of a Fund Link Application by Shareholder Services, Inc. (the "Transfer Agent"). The minimum investment by Fund Link is $50 per Fund. Shares will be purchased on the regular business day the Distributor receives the funds through the ACH system, provided the funds are received before the close of regular trading on the Exchange. If the funds are received after the close of regular trading, the shares will be purchased on the next regular business day.

          Fund Link privileges must be requested on the Account Application. To establish Fund Link on an existing account, complete a Fund Link Application, which is available from the Distributor or your broker, with signatures guaranteed from all shareholders of record for the account. See "Signature Guarantee" below. Such privileges apply to each shareholder of record for the account unless and until the Distributor receives written instructions from a shareholder of record canceling such privileges. Changes of bank account information must be made by completing a new Fund Link Application signed by all owners of record of the account, with all signatures guaranteed. The Distributor, the Transfer Agent and the Municipal Bond Fund may rely on any telephone instructions believed to be genuine and will not be responsible to shareholders for any damage, loss or expenses arising out of such instructions. The Municipal Bond Fund reserves the right to amend, suspend or discontinue Fund Link privileges at any time without prior notice. Fund Link does not apply to shares held in broker "street name" accounts.

          Signature Guarantee

          When a signature guarantee is called for, the shareholder should have "Signature Guaranteed" stamped under his signature and guaranteed by any of the following entities: U.S. banks, foreign banks having a U.S. correspondent bank, credit unions, savings associations, U.S. registered dealers and brokers, municipal securities dealers and brokers, government securities dealers and brokers, national securities exchanges, registered securities associations and clearing agencies (each an "Eligible Guarantor Institution"). The Distributor reserves the right to reject any signature guarantee pursuant to its written signature guarantee standards or procedures, which may be revised in the future to permit it to reject signature guarantees from Eligible Guarantor Institutions that do not, based on credit guidelines, satisfy such written standards or procedures. The Trust may change the signature guarantee requirements from time to time upon notice to shareholders, which may be given by means of a new or supplemented Prospectus.

          Account Registration Changes

          Changes in registration or account privileges may be made in writing to the Transfer Agent. Signature guarantees may be required. See "Signature Guarantee" above. All correspondence must include the account number and must be sent to: PIMCO Funds Distributors LLC P.O. Box 5866 Denver, CO 80217-5866

         Small Account Fee

         Because of the disproportionately high costs of servicing accounts with low balances, a fee at an annual rate of $16, paid to Pacific Investment Management, the Municipal Bond Fund's administrator, will automatically be deducted from direct accounts with balances falling below a minimum level. The valuation of accounts and the deduction are expected to take place during the last five days of each calendar quarter. The fee will be deducted in quarterly installments from accounts with balances below $2,500 except for Uniform Gift to Minors, IRA, Roth IRA and Auto Invest accounts, for which the limit is $1,000. The fee will not apply to employer-sponsored retirement accounts or 403(b)(7) custodial accounts. (A separate custodial fee may also apply to IRAs, Roth IRAs and other retirement accounts.) No fee will be charged on any account of a shareholder if the aggregate value of all of the shareholder's accounts is at least $50,000. No fee will be charged to employee and employee-related accounts of employees of PIMCO Advisors and/or its affiliates.

         Minimum Account Size

         Due to the relatively high cost to the Municipal Bond Fund of maintaining small accounts, you are asked to maintain an account balance of at least the amount necessary to open the type of account involved. If your balance is below such minimum for three months or longer, the Municipal Bond Fund's administrator shall have the right (except in the case of employer-sponsored retirement accounts) to close your account after giving you 60 days in which to increase your balance. Your account will not be liquidated if the reduction in size is due solely to market decline in the value of your Fund shares or if the aggregate value of all your accounts in PIMCO Funds exceeds $50,000.

ALTERNATIVE PURCHASE ARRANGEMENTS

         Class A, Class B and Class C shares bear sales charges in different forms and amounts and which bear different levels of expenses. Through separate prospectuses, the Municipal Bond Fund offers three additional classes of shares:
Class D, Institutional Class shares and Administrative Class shares. Institutional Class shares and Administrative Class share are sold to pension and profit sharing plans, employee benefit plans, endowments, foundations, corporations and other high net worth individuals. Class D shares are offered primarily through financial service firms, such as broker-dealers or registered investment advisers, with which the Distributor has an agreement for the use of the Fund in particular investment products, programs or accounts for which a fee may be charged. Institutional Class, Administrative Class and Class D shares are sold without sales charges and have different expenses than Class A, Class B and Class C shares. As a result of lower sales charges and/or operating expenses, Institutional Class, Administrative Class and Class D shares are generally expected to achieve higher investment returns than Class A, Class B or Class C shares. To obtain more information about the other classes, please call the Distributor at 800-927-4648 (for Institutional and Administrative Classes) or 888-87-PIMCO (for Class D).

         The alternative purchase arrangements are designed to enable a retail investor to choose the method of purchasing Municipal Bond Fund shares that is most beneficial to the investor based on all factors to be considered, which include: the amount and intended length of the investment; the particular Fund; and whether the investor intends to exchange shares for shares of other Funds. Generally, when making an investment decision, investors should consider the anticipated life of an intended investment in the Municipal Bond Fund, the accumulated distribution and servicing fees plus CDSCs on Class B or Class C shares, the initial sales charge plus accumulated servicing fees on Class A shares (plus a CDSC in certain circumstances), the possibility that the anticipated higher return on Class A shares due to the lower ongoing charges will offset the initial sales charge paid on such shares, the automatic conversion of Class B shares to Class A shares and the difference in the CDSCs applicable to Class A, Class B and Class C shares.

         Class A The initial sales charge alternative (Class A) might be preferred by investors purchasing shares of sufficient aggregate value to qualify for reductions in the initial sales charge applicable to such shares. Similar reductions are not available on the contingent deferred sales charge alternative (Class B) or the asset based sales charge alternative (Class C). Class A shares are subject to a servicing fee but are not subject to a distribution fee and, accordingly, such shares are expected to pay correspondingly higher dividends on a per share basis. However, because initial sales charges are deducted at the time of purchase, not all of the purchase payment for Class A shares is invested initially. Class B and Class C shares might be preferable to investors who wish to have all purchase payments invested initially, although remaining subject to higher distribution and servicing fees and, for certain periods, being subject to a CDSC. An investor who qualifies for an elimination of the Class A initial sales charge should also consider whether he or she anticipates redeeming shares in a time period which will subject such shares to a CDSC as described below. See "Initial Sales Charge Alternative--Class A Shares--Class A Deferred Sales Charge" below.

         Class B Class B shares might be preferred by investors who intend to invest in the Municipal Bond Fund for longer periods and who do not intend to purchase shares of sufficient aggregate value to qualify for sales charge reductions applicable to Class A shares. Both Class B and Class C shares can be purchased at net asset value without an initial sales charge. However, unlike Class C shares, Class B shares convert into Class A shares after the shares have been held for seven years. After the conversion takes place, the shares will no longer be subject to a CDSC, and will be subject to the servicing fees charged for Class A shares which are lower than the distribution and servicing fees charged on either Class B or Class C shares. See "Deferred Sales Charge Alternative--Class B Shares" below. Class B shares are not available for purchase by employer sponsored retirement plans.

         Class C Class C shares might be preferred by investors who intend to purchase shares which are not of sufficient aggregate value to qualify for Class A sales charges of 1% or less and who wish to have all purchase payments invested initially. Class C shares are preferable to Class B shares for investors who intend to maintain their investment for intermediate periods and therefore may also be preferable for investors who are unsure of the intended length of their investment. Unlike Class B shares, Class C shares are not subject to a CDSC after they have been held for one year and are subject to only a 1% CDSC during the first year. However, because Class C shares do not convert into Class A shares, Class B shares are preferable to Class C shares for investors who intend to maintain their investment in the Municipal Bond Fund for long periods. See "Asset Based Sales Charge Alternative--Class C Shares" below.

         In determining which class of shares to purchase, an investor should always consider whether any waiver or reduction of a sales charge or a CDSC is available. See generally "Initial Sales Charge Alternative--Class A Shares" and "Waiver of Contingent Deferred Sales Charges" below.

         The maximum single purchase of Class B shares of the Trust and series of PIMCO Funds: Multi-Manager Series accepted is $249,999. The maximum single purchase of Class C shares of the Trust and series of PIMCO Funds: Multi-Manager Series accepted is $999,999. The Municipal Bond Fund may refuse any order to purchase shares.

         For  a  description  of  the   Distribution  and  Servicing  Plans  and
distribution and servicing fees payable thereunder with respect to Class A, Class B and Class C shares, see "Distributor and Distribution and Servicing Plans" below.

         Waiver of Contingent Deferred Sales Charges The CDSC applicable to Class A and Class C shares is currently waived for (i) any partial or complete redemption in connection with any of the following distributions from a retirement plan, including a 403(b)(7) custodial account or an IRA (with the exception of a Roth IRA), that qualify for exemption from the additional tax on early distributions under Section 72(t) of the Code: (a) upon attaining age 591/2, (b) on account of death or disability, (c) as part of a series of substantially equal periodic payments, (d) in the case of an IRA (with the exception of a Roth IRA), attributable to qualified higher education expenses or to qualified first-time home-buyer expenses, or (e) in the case of a retirement plan other than an IRA, upon separation from service after attaining age 55;
(ii) any partial or complete redemption in connection with a qualifying loan or hardship withdrawal from an employer sponsored retirement plan; (iii) any complete redemption in connection with a distribution from a qualified employer retirement plan in connection with termination of employment or termination of the employer's plan and the transfer to another employer's plan or to an IRA (with the exception of a Roth IRA); (iv) any partial or complete redemption following death or disability (as defined in the Code) of a shareholder (including one who owns the shares as joint tenant with his or her spouse) from an account in which the deceased or disabled is named, provided the redemption is requested within one year of the death or initial determination of disability; (v) any redemption resulting from a return of an excess contribution to a qualified employer retirement plan or an IRA (with the exception of a Roth
IRA); (vi) up to 10% per year of the value of an account which (a) has the value of at least $10,000 at the start of such year and (b) is subject to an Automatic Withdrawal Plan; (vii) redemptions by Trustees, officers and employees of the Trust, and by directors, officers and employees of the Distributor and Pacific Investment Management; (viii) redemptions effected pursuant to the Municipal Bond Fund's right to involuntarily redeem a shareholder's account if the aggregate net asset value of shares held in such shareholder's account is less than a minimum account size specified in the relevant prospectus; (ix) involuntary redemptions caused by operation of law; (x) redemption of shares of the Municipal Bond Fund if it is combined with another Fund, investment company, or personal holding company by virtue of a merger, acquisition or other similar reorganization transaction; (xi) redemptions by a shareholder who is a participant making periodic purchases of not less than $50 through certain employer sponsored savings plans that are clients of a broker-dealer with which the Distributor has an agreement with respect to such purchases; (xii) redemptions effected by trustees or other fiduciaries who have purchased shares for employer sponsored plans, the trustee, administrator, fiduciary, broker, trust company or registered investment adviser for which has an agreement with the Distributor with respect to such purchases; or (xiii) redemptions in connection with IRA accounts established with Form 5305-SIMPLE under the Code for which the Trust is the designated financial institution.

         The CDSC applicable to Class B shares is currently waived for any partial or complete redemption in each of the following cases: (a) in connection with a distribution without penalty under Section 72(t) of the Code from a 403(b)(7) plan or an IRA (with the exception of a Roth IRA) upon attaining age 591/2; (b) following death or disability (as defined in the Code) of a shareholder (including one who owns the shares as joint tenant with his or her spouse) from an account in which the deceased or disabled is named, provided the redemption is requested within one year of the death or initial determination of disability; and (c) up to 10% per year of the value of an account which (i) has a value of at least $100,000 at the start of such year and (ii) is subject to an Automatic Withdrawal Plan. See "How to Redeem--Automatic Withdrawal Plan."

         The Distributor may require documentation prior to waiver of the CDSC for any class, including distribution letters, certification by plan administrators, applicable tax forms, death certificates, physicians' certificates, etc.

         Initial Sales Charge Alternative -- Class A Shares

         Class A shares of the Municipal Bond Fund are sold at a public offering price equal to their net asset value per share plus a sales charge, as set forth below. As indicated below under "Class A Deferred Sales Charge," certain investors that purchase $1,000,000 or more of the Municipal Bond Fund's Class A shares (and thus pay no initial sales charge) may be subject to a 1% CDSC if they redeem such shares during the first 18 months after their purchase.

         Municipal Bond Fund

                                    Sales Charge                                 Discount or
                                    as % of Net            Sales Charge          Commission to
          Amount of                 Amount                as % of the Public     Dealers as % of
         Purchase                   Invested              Offering Price         Public Offering Price
         --------------------------------------------------------------------------------------------------
          $0 - $49,999               3.09%                 3.00%                  2.50%
         --------------------------------------------------------------------------------------------------
          $50,000 - $99,999          2.56%                 2.50%                  2.00%
         --------------------------------------------------------------------------------------------------
          $100,000 - $249,999        2.04%                 2.00%                  1.75%
         --------------------------------------------------------------------------------------------------
          $250,000 - $499,999        1.52%                 1.50%                  1.25%
         --------------------------------------------------------------------------------------------------
          $500,000 - $999,999        1.27%                 1.25%                  1.00%
         --------------------------------------------------------------------------------------------------
          $1,000,000+                0.00%(1)              0.00%(1)               0.50%(2)


         1. As shown, investors that purchase more than $1,000,000 of the Municipal Bond Fund's Class A shares will not pay any initial sales charge on such purchase. However, purchasers of $1,000,000 or more of Class A shares (other than those purchasers described below under "Sales at Net Asset Value" where no commission is paid) will be subject to a CDSC of 1% if such shares are redeemed during the first 18 months after such shares are purchased unless such purchaser is eligible for a waiver of the CDSC as described under "Waiver of Contingent Deferred
         Sales Charges" above. See "Class A Deferred Sales Charge" below.

         2. The Distributor will pay a commission to dealers who sell amounts of $1,000,000 or more of Class A shares (or who sell Class A shares at net asset value to certain employer-sponsored plans as outlined in "Sales at Net Asset Value") of the Municipal Bond Fund, according to the following schedule: 0.50% of the first $2,000,000 and 0.25% of amounts over $2,000,000.

         The Municipal Bond Fund receives the entire net asset value of its Class A shares purchased by investors. The Distributor receives the sales charge shown above less any applicable discount or commission "reallowed" to participating brokers in the amounts indicated in the table above. The Distributor may, however, elect to reallow the entire sales charge to participating brokers for all sales with respect to which orders are placed with the Distributor for the Municipal Bond Fund during a particular period. During such periods as may from time to time be designated by the Distributor, the Distributor will pay an additional amount of up to .50% of the purchase price on sales of Class A shares of all or selected Funds purchased to each participating broker which obtains purchase orders in amounts exceeding thresholds established from time to time by the Distributor. From time to time, the Distributor, its parent and/or its affiliates may make additional payments to one or more participating brokers based upon factors such as the level of sales or the length of time clients' assets have remained in the Trust.

         Shares  issued  pursuant  to  the  automatic   reinvestment  of  income
dividends or capital gains distributions are issued at net asset value and are not subject to any sales charges.

         Under the circumstances described below, investors may be entitled to pay reduced sales charges for Class A shares.

         Combined Purchase Privilege Investors may qualify for a reduced sales charge by combining purchases of the Class A shares of one or more Funds or series of MMS which offer Class A shares (together, "eligible PIMCO Funds") into a "single purchase," if the resulting purchase totals at least $50,000. The term single purchase refers to:

         (i) a single purchase by an individual, or concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing Class A shares of the eligible PIMCO Funds for his, her or their own account;

         (ii) a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or fiduciary account although more than one beneficiary is involved; or

         (iii) a single purchase for the employee benefit plans of a single employer.

         For further information, call the Distributor at 800-426-0107 or your broker.

         Cumulative Quantity Discount (Right of Accumulation) A purchase of additional Class A shares of any eligible PIMCO Fund may qualify for a Cumulative Quantity Discount at the rate applicable to the discount bracket obtained by adding:

         (i)      the investor's current purchase;

         (ii) the value (at the close of business on the day of the current purchase) of all Class A shares of any eligible PIMCO Fund (other than the Money Market Fund) held by the investor computed at the maximum offering price; and

         (iii) the value of all shares described in paragraph (ii) owned by another shareholder eligible to be combined with the investor's purchase into a "single purchase" as defined above under "Combined Purchase Privilege."

         Letter of Intent An investor may also obtain a reduced sales charge by means of a written Letter of Intent, which expresses an intention to invest not less than $50,000 within a period of 13 months in Class A shares of any eligible PIMCO Fund(s) (other than the Money Market Fund of the Trust). Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter. At the investor's option, a Letter of Intent may include purchases of Class A shares of any eligible PIMCO Fund (other than the Money Market Fund of the Trust) made not more than 90 days prior to the date the Letter of Intent is signed; however, the 13-month period during which the Letter is in effect will begin on the date of the earliest purchase to be included and the sales charge on any purchases prior to the Letter will not be adjusted.

         Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the eligible PIMCO Funds under a single Letter of Intent. For example, if at the time you sign a Letter of Intent to invest at least $100,000 in Class A shares of any Fund (other than the Money Market Fund), you and your spouse each purchase Class A shares of the Global Bond Fund II worth $30,000 (for a total of $60,000), it will only be necessary to invest a total of $40,000 during the following 13 months in Class A shares of any of the Funds (other than the Money Market Fund of the Trust) to qualify for the 3.50% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000 in any of the Funds other than the Real Return Bond, Low Duration, Municipal Bond, Short-Term, Money Market and StocksPLUS Funds of the Trust).

         A Letter of Intent is not a binding obligation to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charge applicable to the shares actually purchased in the event the full intended amount is not purchased. If the full amount indicated is not purchased, a sufficient amount of such escrowed shares will be involuntarily redeemed to pay the additional sales charge applicable to the amount actually purchased, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional eligible PIMCO Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.

         If you wish to enter into a Letter of Intent in conjunction with your initial investment in Class A shares of the Municipal Bond Fund, you should complete the appropriate portion of the Account Application. If you are a current Class A shareholder desiring to enter into a Letter of Intent, you can obtain a form of Letter of Intent by contacting the Distributor at 800-426-0107 or any broker participating in this program.

         Reinstatement Privilege A Class A shareholder of the Municipal Bond Fund who has caused any or all of his shares to be redeemed may reinvest all or any portion of the redemption proceeds in Class A shares of any eligible PIMCO Fund at net asset value without any sales charge, provided that such reinvestment is made within 120 calendar days after the redemption or repurchase date. Shares are sold to a reinvesting shareholder at the net asset value next determined. See "How Net Asset Value is Determined." A reinstatement pursuant to this privilege will not cancel the redemption transaction and, consequently, any gain or loss so realized may be recognized for federal tax purposes except that no loss may be recognized to the extent that the proceeds are reinvested in shares of the Municipal Bond Fund within 30 days. The reinstatement privilege may be utilized by a shareholder only once, irrespective of the number of shares redeemed, except that the privilege may be utilized without limit in connection with transactions whose sole purpose is to transfer a shareholder's interest in the Municipal Bond Fund to his Individual Retirement Account or other qualified retirement plan account. An investor may exercise the reinstatement privilege by written request sent to the Distributor or to the investor's broker.

         Sales at Net Asset Value The Municipal Bond Fund may sell its Class A shares at net asset value without a sales charge to (a) current or retired officers, trustees, directors or employees of the Trust, Pacific Investment Management or the Distributor, a parent, brother or sister of any such officer, trustee, director or employee or a spouse or child of any of the foregoing persons, or any trust, profit sharing or pension plan for the benefit of any such person and to any other person if the Distributor anticipates that there will be minimal sales expenses associated with the sale, (b) current or retired trustees of MMS, (c) current registered representatives and other full-time employees of participating brokers or such persons' spouses or for trust or custodial accounts for their minor children, (d) trustees or other fiduciaries purchasing shares for certain employer sponsored plans that have at least 100 eligible participants or at least $1 million in total plan assets, (e) trustees or other fiduciaries purchasing shares for certain plans sponsored by employers, professional organizations or associations, or charitable organizations, the trustee, administrator, fiduciary, broker, trust company or registered investment adviser for which has an agreement with the Distributor with respect to such purchases, and to participants in such plans and their spouses purchasing for their accounts(s) or IRAs (with the exception of Roth IRAs), (f) participants investing through accounts known as "wrap accounts" established with brokers or dealers approved by the Distributor where such brokers or dealers are paid a single, inclusive fee for brokerage and investment management services, (g) client accounts of broker-dealers or registered investment advisers affiliated with such broker-dealers with which the Distributor has an agreement for the use of PIMCO Funds in particular investment products or programs, and (h) accounts for which a trust company affiliated with the Trust or Pacific Investment Management serves as trustee or custodian. As described above, the Distributor will not pay any initial commission to dealers upon the sale of Class A shares to the purchasers described in this paragraph except for sales to purchasers described under (d) or (e) in this paragraph.

         Notification of Distributor An investor or participating broker must notify the Distributor whenever a quantity discount or reduced sales charge is applicable to a purchase and must provide the Distributor with sufficient information at the time of purchase to verify that each purchase qualifies for the privilege or discount. Upon such notification, the investor will receive the lowest applicable sales charge. The quantity discounts described above may be modified or terminated at any time.

         Class A Deferred Sales Charge For the Municipal Bond Fund, investors who purchase $1,000,000 or more of Class A shares (and, thus, purchase such shares without any initial sales charge) may be subject to a 1% CDSC (the "Class A CDSC") if such shares are redeemed within 18 months of their purchase. The Class A CDSC does not apply to investors purchasing $1,000,000 or more of the Municipal Bond Fund's Class A shares if such investors are otherwise eligible to purchase Class A shares without any sales charge because they are described under "Sales at Net Asset Value" above.

         For purchases subject to the Class A CDSC, a 1% CDSC will apply for any redemption of such Class A shares that occurs within 18 months of their purchase. No CDSC will be imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions or if the amount redeemed is derived from increases in the value of the account above the amount of purchase payments subject to the CDSC. In determining whether a CDSC is payable, it is assumed that Class A shares acquired through the reinvestment of dividends and distributions are redeemed first, and thereafter that Class A shares that have been held by an investor for the longest period of time are redeemed first.

         The Class A CDSC is currently waived in connection with certain redemptions as described above under "Alternative Purchase Arrangements--Waiver of Contingent Deferred Sales Charges." For more information about the Class A CDSC, call the Distributor at 800-426-0107.

         Participating Brokers Investment dealers and other financial intermediaries provide varying arrangements for their clients to purchase and redeem Municipal Bond Fund shares. Some may establish higher minimum investment requirements than set forth above. Firms may arrange with their clients for other investment or administrative services and may independently establish and charge transaction fees and/or other additional amounts to their clients for such services, which charges would reduce clients' return. Firms also may hold Municipal Bond Fund shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Trust's transfer agent will have no information with respect to or control over accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their broker. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. This Prospectus should be read in connection with such firms' material regarding their fees and services.

         Deferred Sales Charge Alternative -- Class B Shares

         Class B shares are sold at their current net asset value without any initial sales charge. The full amount of an investor's purchase payment will be invested in shares of the Municipal Bond Fund. A CDSC will be imposed on Class B shares of the Municipal Bond Fund if an investor redeems an amount which causes the current value of the investor's account for the Municipal Bond Fund to fall below the total dollar amount of purchase payments subject to the CDSC, except that no CDSC is imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions or if the amount redeemed is derived from increases in the value of the account above the amount of purchase payments subject to the CDSC.

         Whether a CDSC is imposed and the amount of the CDSC will depend on the number of years since the investor made a purchase payment from which an amount is being redeemed. Purchases are subject to the CDSC according to the following schedule:

                      Year Since Purchase       Percentage
                     Payment was Made          Contingent
                                               Deferred Sales
                                               Charge
                     -------------------------------------------------
                      First                     5%
                     -------------------------------------------------
                      Second                    4
                     -------------------------------------------------
                      Third                     3
                     -------------------------------------------------
                      Fourth                    3
                     -------------------------------------------------
                      Fifth                     2
                     -------------------------------------------------
                      Sixth                     1
                     -------------------------------------------------
                      Seventh                   0*

                       *After the  seventh  year,  Class B shares  convert  into
                        Class A shares as described below.

         In determining whether a CDSC is payable, it is assumed that the purchase payment from which a redemption is made is the earliest purchase payment from which a redemption or exchange has not already been fully effected.

         The  following  example will  illustrate  the  operation of the Class B
CDSC:

         Assume that an individual opens an account and makes a purchase payment of $10,000 for Class B shares of the Municipal Bond Fund and that six months later the value of the investor's account for the Municipal Bond Fund has grown through investment performance and reinvestment of distributions to $11,000. The investor then may redeem up to $1,000 from that Fund ($11,000 minus $10,000) without incurring a CDSC. If the investor should redeem $3,000, a CDSC would be imposed on $2,000 of the redemption (the amount by which the investor's account for the Fund was reduced below the amount of the purchase payment). At the rate of 5%, the Class B CDSC would be $100.

         In determining whether an amount is available for redemption without incurring a CDSC, the purchase payments made for all Class B shares in the shareholder's account with the Municipal Bond Fund are aggregated, and the current value of all such shares is aggregated. Any CDSC imposed on a redemption of Class B shares is paid to the Distributor.

         Class B shares are subject to higher distribution fees than Class A shares for a fixed period after their purchase, after which they automatically convert to Class A shares and are no longer subject to such higher distribution fees. Class B shares of the Municipal Bond Fund automatically convert into Class A shares after they have been held for seven years.

         For sales of Class B shares made and services rendered to Class B shareholders, the Distributor intends to make payments to participating brokers, at the time a shareholder purchases Class B shares, of 4% of the purchase amount for the Municipal Bond Fund. During such periods as may from time to time be designated by the Distributor, the Distributor will pay selected participating brokers an additional amount of up to .50% of the purchase price on sales of Class B shares of all or selected Funds purchased to each participating broker which obtains purchase orders in amounts exceeding thresholds established from time to time by the Distributor.

         The Class B CDSC is currently waived in connection with certain redemptions as described above under "Alternative Purchase Arrangements--Waiver of Contingent Deferred Sales Charges." For more information about the Class B CDSC, call the Distributor at 800-426-0107.

         Asset Based Sales Charge Alternative -- Class C Shares

         Class C shares are sold at their current net asset value without any initial sales charge. A CDSC is imposed on Class C shares of the Municipal Bond Fund if an investor redeems an amount which causes the current value of the investor's account for the Municipal Bond Fund to fall below the total dollar amount of purchase payments subject to the CDSC, except that no CDSC is imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions or if the amount redeemed is derived from increases in the value of the account above the amount of purchase payments subject to the CDSC. All of an investor's purchase payments are invested in shares of the Fund(s) selected.

         Whether a CDSC is imposed and the amount of the CDSC will depend on the number of years since the investor made a purchase payment from which an amount is being redeemed. Purchases are subject to the CDSC according to the following schedule:


                       Year Since Purchase   Percentage
                      Payment was Made       Contingent
                                             Deferred Sales Charge
                      ----------------------------------------------
                       First                  1
                      ----------------------------------------------
                       Thereafter             0

         In determining whether a CDSC is payable, it is assumed that the purchase payment from which the redemption is made is the earliest purchase payment (from which a redemption or exchange has not already been effected).

         The  following  example will  illustrate  the  operation of the Class C
CDSC:

         Assume that an individual opens an account and makes a purchase payment of $10,000 for Class C shares of the Municipal Bond Fund and that six months later the value of the investor's account for the Municipal Bond Fund has grown through investment performance and reinvestment of distributions to $11,000. The investor then may redeem up to $1,000 from the Municipal Bond Fund ($11,000 minus $10,000) without incurring a CDSC. If the investor should redeem $3,000, a CDSC would be imposed on $2,000 of the redemption (the amount by which the investor's account for the Fund was reduced below the amount of the purchase payment). At the rate of 1%, the Class C CDSC would be $20.

         In determining whether an amount is available for redemption without incurring a CDSC, the purchase payments made for all Class C shares in the shareholder's account with the Municipal Bond Fund are aggregated, and the current value of all such shares is aggregated. Any CDSC imposed on a redemption of Class C shares is paid to the Distributor. Unlike Class B shares, Class C shares do not automatically convert to any other class of shares of the Municipal Bond.

         Except as described below, for sales of Class C shares made and services rendered to Class C shareholders, the Distributor expects to make payments to participating brokers, at the time the shareholder purchases Class C shares, of 1.00% (representing .75% distribution fees and .25% servicing fees) of the purchase amount for the Municipal Bond Fund. For sales of Class C shares made to participants making periodic purchases of not less than $50 through certain employer sponsored savings plans which are clients of a broker-dealer with which the Distributor has an agreement with respect to such purchases, no payments are made at the time of purchase. During such periods as may from time to time be designated by the Distributor, the Distributor will pay an additional amount of up to .50% of the purchase price on sales of Class C shares of all or selected Funds purchased to each participating broker which obtains purchase orders in amounts exceeding thresholds established from time to time by the Distributor.

         The Class C CDSC is currently waived in connection with certain redemptions as described above under "Alternative Purchase Arrangements--Waiver of Contingent Deferred Sales Charges." For more information about the Class C CDSC, contact the Distributor at 800-426-0107.

EXCHANGE PRIVILEGE

         A shareholder may exchange Class A, Class B and Class C shares of the Municipal Bond Fund for the same Class of shares of any other Fund in an account with identical registration on the basis of their respective net asset values. Class A, Class B and Class C shares of the Municipal Bond Fund may also be exchanged for shares of the same class of a series which offers such classes (except for the Opportunity Fund if a restriction applies) of MMS, an affiliated mutual fund family comprised primarily of equity portfolios managed by the subsidiary partnerships of PIMCO Advisors. There are currently no exchange fees or charges. Except with respect to tax-qualified programs and exchanges effected through the PIMCO Funds Auto-Exchange plan, exchanges are subject to the $2,500 minimum initial purchase requirement for the Municipal Bond Fund. An exchange will constitute a taxable sale for federal income tax purposes.

         Investors who maintain their account with the Distributor may exchange shares by a written exchange request sent to PIMCO Funds Distributors LLC, P.O. Box 5866, Denver, CO 80217-5866 or, unless the investor has specifically declined telephone exchange privileges on the Account Application or elected in writing not to utilize telephone exchanges, by a telephone request to the Transfer Agent at 800-426-0107. The Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and may be liable for any losses due to unauthorized or fraudulent instructions if it fails to employ such procedures. The Trust will require a form of personal identification prior to acting on a caller's telephone instructions, will provide written confirmations of such transactions and will record telephone instructions. Exchange forms are available from the Distributor at 800-426-0107 and may be used if there will be no change in the registered name or address of the shareholder. Changes in registration information or account privileges may be made in writing to the Transfer Agent, Shareholder Services, Inc., P.O. Box 5866, Denver, Colorado 80217-5866, or by use of forms which are available from the Distributor. A signature guarantee is required. See "How to Buy

Shares--Signature Guarantee." Telephone exchanges may be made between 9:00 a.m., Eastern time and the close of regular trading (normally 4:00 p.m., Eastern time) on the Exchange on any day the Exchange is open (generally weekdays other than normal holidays). The Trust reserves the right to refuse exchange purchases if, in the judgment of Pacific Investment Management, the purchase would adversely affect the Municipal Bond Fund and its shareholders. In particular, a pattern of exchanges characteristic of "market-timing" strategies may be deemed by Pacific Investment Management to be detrimental to the Trust or a particular Fund. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted by SEC regulations, the Trust will give 60 days' advance notice to shareholders of any termination or material modification of the exchange privilege. For further information about exchange privileges, contact your participating broker or call the Transfer Agent at 800-426-0107.

         With respect to Class B and Class C shares, or Class A shares subject to a CDSC, if less than all of an investment is exchanged out of the Municipal Bond Fund, any portion of the investment attributable to capital appreciation and/or reinvested dividends or capital gains distributions will be exchanged first, and thereafter any portions exchanged will be from the earliest investment made in the Municipal Bond Fund. Shareholders should take into account the effect of any exchange on the applicability of any CDSC that may be imposed upon any subsequent redemption.

         Investors may also select the PIMCO Funds Auto-Exchange plan which establishes automatic periodic exchanges. For further information on automatic exchanges see "How to Buy Shares--PIMCO Funds Auto-Exchange" above.

HOW TO REDEEM

         Class A, Class B or Class C shares may be redeemed through a participating broker, by telephone, by submitting a written redemption request directly to the Transfer Agent (for non-broker accounts), or through an Automatic Withdrawal Plan or Fund Link.

         A CDSC may apply to a redemption of Class A, Class B or Class C shares. See "Alternative Purchase Arrangements" above. Shares are redeemed at their net asset value next determined after a proper redemption request has been received, less any applicable CDSC. There is no charge by the Distributor (other than an applicable CDSC) with respect to a redemption; however, a participating broker who processes a redemption for an investor may charge customary commissions for its services. Dealers and other financial services firms are obligated to transmit orders promptly. Requests for redemption received by dealers or other firms prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the Exchange on a regular business day and received by the Distributor prior to the close of the Distributor's business day will be confirmed at the net asset value effective as of the closing of the Exchange on that day, less any applicable CDSC.

         Direct Redemption

         A shareholder's original Account Application permits the shareholder to redeem by written request and by telephone (unless the shareholder specifically elects not to utilize telephone redemptions) and to elect one or more of the additional redemption procedures described below. A shareholder may change the instructions indicated on his original Account Application, or may request additional redemption options, only by transmitting a written direction to the Transfer Agent. Requests to institute or change any of the additional redemption procedures will require a signature guarantee. Redemption proceeds will normally be mailed to the redeeming shareholder within seven days or, in the case of wire transfer or Fund Link redemptions, sent to the designated bank account within one business day. Fund Link redemptions may be received by the bank on the second or third business day. In cases where shares have recently been purchased by personal check, redemption proceeds may be withheld until the check has been collected, which may take up to 15 days. To avoid such withholding, investors should purchase shares by certified or bank check or by wire transfer.

         Written Requests

         To redeem shares in writing (whether or not represented by certificates), a shareholder must send the following items to the Transfer Agent, Shareholder Services, Inc., P.O. Box 5866, Denver, Colorado 80217-5866:
(1) a written request for redemption signed by all registered owners exactly as the account is registered on the Transfer Agent's records, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed; (2) for certain redemptions described below, a guarantee of all signatures on the written request or on the share certificate or accompanying stock power, if required, as described under "How to Buy Shares--Signature Guarantee"; (3) any share certificates issued for any of the shares to be redeemed (see "Certificated Shares" below); and (4) any additional documents which may be required by the Transfer Agent for redemption by corporations, partnerships or other organizations, executors, administrators, trustees, custodians or guardians, or if the redemption is requested by anyone other than the shareholder(s) of record. Transfers of shares are subject to the same requirements. A signature guarantee is not required for redemptions of $50,000 or less, requested by and payable to all shareholders of record for the account, to be sent to the address of record for that account. To avoid delay in redemption or transfer, shareholders having any questions about these requirements should contact the Transfer Agent in writing or by calling 1-800-426-0107 before submitting a request. Redemption or transfer requests will not be honored until all required documents in the proper form have been received by the Transfer Agent. This redemption option does not apply to shares held in broker "street name" accounts. If the proceeds of the redemption (i) exceed $50,000, (ii) are to be paid to a person other than the record owner,
(iii) are to be sent to an address other than the address of the account on the Transfer Agent's records, or (iv) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed as described above, except that the Distributor may waive the signature guarantee requirement for redemptions up to $2,500 by a trustee of a qualified retirement plan, the administrator for which has an agreement with the Distributor.

         Telephone Redemptions

         The Trust accepts telephone requests for redemption of shares for amounts up to $50,000 within any 7 calendar day period, except for investors who have specifically declined telephone redemption privileges on the Account Application or elected in writing not to utilize telephone redemptions. The proceeds of a telephone redemption will be sent to the record shareholder at his record address. Changes in account information must be made in a written authorization with a signature guarantee. See "How to Buy Shares--Signature Guarantee". Telephone redemptions will not be accepted during the 30-day period following any change in an account's record address. This redemption option does not apply to shares held in broker "street name" accounts.

         By completing an Account Application, an investor agrees that the Trust, the Distributor and the Transfer Agent shall not be liable for any loss incurred by the investor by reason of the Trust accepting unauthorized telephone redemption requests for his account if the Trust reasonably believes the instructions to be genuine. Thus, shareholders risk possible losses in the event of a telephone redemption not authorized by them. The Trust may accept telephone redemption instructions from any person identifying himself as the owner of an account or the owner's broker where the owner has not declined in writing to utilize this service. The Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and may be liable for any losses due to unauthorized or fraudulent instructions if it fails to employ such procedures. The Trust will require a form of personal identification prior to acting on a caller's telephone instructions, will provide written confirmations of such transactions and will record telephone instructions.

         A shareholder making a telephone redemption should call the Transfer Agent at 800-426-0107 and state (i) the name of the shareholder as it appears on the Transfer Agent's records, (ii) his account number with the Trust, (iii) the amount to be withdrawn and (iv) the name of the person requesting the redemption. Usually the proceeds are sent to the investor on the next Trust business day after the redemption is effected, provided the redemption request is received prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the Exchange that day. If the redemption request is received after the close of the Exchange, the redemption is effected on the following Trust business day at that day's net asset value and the proceeds are usually sent to the investor on the second following Trust business day. The Trust reserves the right to terminate or modify the telephone redemption service at any time. During times of severe disruptions in the securities markets, the volume of calls may make it difficult to redeem by telephone, in which case a shareholder may wish to send a written request for redemption as described under "Written Requests" above. Telephone communications may be recorded by the Distributor or the Transfer Agent.

         Fund Link Redemptions

         If a shareholder has established Fund Link, the shareholder may redeem shares by telephone and have the redemption proceeds sent to a designated account at a financial institution. Fund Link is normally established within 45 days of receipt of a Fund Link Application by the Transfer Agent. To use Fund Link for redemptions, call the Transfer Agent at 800-426-0107. Subject to the limitations set forth above under "Telephone Redemptions," the Distributor, the Trust and the Transfer Agent may rely on instructions by any registered owner believed to be genuine and will not be responsible to any shareholder for any loss, damage or expense arising out of such instructions. Requests received by the Transfer Agent prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the Exchange on a business day will be processed at the net asset value on that day and the proceeds (less any CDSC) will normally be sent to the designated bank account on the following business day and received by the bank on the second or third business day. If the redemption request is received after the close of regular trading on the Exchange, the redemption is effected on the following business day. Shares purchased by check may not be redeemed through Fund Link until such shares have been owned (i.e., paid for) for at least 15 days. Fund Link may not be used to redeem shares held in certificated form. Changes in bank account information must be made by completing a new Fund Link Application, signed by all owners of record of the account, with all signatures guaranteed. See "How to Buy Shares--Signature Guarantee." See "How to Buy Shares-- PIMCO Funds Fund Link" for information on establishing the Fund Link privilege. The Trust may terminate the Fund Link program at any time without notice to shareholders. This redemption option does not apply to shares held in broker "street name" accounts.

         PIMCO Funds Automated Telephone System

         PIMCO Funds Automated Telephone System ("ATS") is an automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone telephone. ATS may be used on already-established Fund accounts after you obtain a Personal Identification Number (PIN) by calling the special ATS number: 1-800-223-2413.

         Purchasing Shares. You may purchase shares in amounts up to $100,000 by telephone by calling 1-800-223-2413. You must have established ATS privileges to link your bank account with the Fund to pay for these purchases.

         Exchanging Shares. With the PIMCO Funds Exchange Privilege, you can exchange shares automatically by telephone from your Fund Link Account to another PIMCO Funds account you have already established by calling 1-800-223-2413. Please refer to "Exchange Privilege" below for details.

         Redemptions. You may redeem shares by telephone automatically by calling 1-800-223-2413 and the Fund will send the proceeds directly to your Fund bank account. Please refer to "How to Redeem" below for details.

         Expedited Wire Transfer Redemptions

         If a shareholder has given authorization for expedited wire redemption, shares can be redeemed and the proceeds sent by federal wire transfer to a single previously designated bank account. Requests received by the Trust prior to the close of the Exchange will result in shares being redeemed that day at the next determined net asset value (less any CDSC) and normally the proceeds being sent to the designated bank account the following business day. The bank must be a member of the Federal Reserve wire system. Delivery of the proceeds of a wire redemption request may be delayed by the Trust for up to 7 days if the Distributor deems it appropriate under then current market conditions. Once authorization is on file, the Trust will honor requests by any person identifying himself as the owner of an account or the owner's broker by telephone at 800-426-0107 or by written instructions. The Trust cannot be responsible for the efficiency of the Federal Reserve wire system or the shareholder's bank. The Trust does not currently charge for wire transfers. The shareholder is responsible for any charges imposed by the shareholder's bank. The minimum amount that may be wired is $2,500. The Trust reserves the right to change this minimum or to terminate the wire redemption privilege. Shares purchased by check may not be redeemed by wire transfer until such shares have been owned (i.e., paid for) for at least 15 days. Expedited wire transfer redemptions may be authorized by completing a form available from the Distributor. Wire redemptions may not be used to redeem shares in certificated form. To change the name of the single bank account designated to receive wire redemption proceeds, it is necessary to send a written request with signatures guaranteed to PIMCO Funds Distributors LLC, P.O. Box 5866, Denver, CO 80217-5866. See "How to Buy Shares -- Signature Guarantee." This redemption option does not apply to shares held in broker "street name" accounts.

         Certificated Shares

         To redeem shares for which certificates have been issued, the certificates must be mailed to or deposited with the Trust, duly endorsed or accompanied by a duly endorsed stock power or by a written request for redemption. Signatures must be guaranteed as described under "How to Buy Shares--Signature Guarantee." Further documentation may be requested from institutions or fiduciary accounts, such as corporations, custodians (e.g., under the Uniform Gifts to Minors Act), executors, administrators, trustees or guardians ("institutional account owners"). The redemption request and stock power must be signed exactly as the account is registered, including indication of any special capacity of the registered owner.

         Automatic Withdrawal Plan

         An investor who owns or buys shares of the Municipal Bond Fund having a net asset value of $10,000 or more may open an Automatic Withdrawal Plan and have a designated sum of money (not less than $100 per Fund) paid monthly (or quarterly) to the investor or another person. Such a plan may be established by completing the appropriate section of the Account Application or you may obtain an Automatic Withdrawal Plan Application from the Distributor or your broker. If an Automatic Withdrawal Plan is set up after the account is established providing for payment to a person other than the record shareholder or to an address other than the address of record, a signature guarantee is required. See "How to Buy Shares--Signature Guarantee." Class A, Class B and Class C shares of the Municipal Bond Fund are deposited in a plan account and all distributions are reinvested in additional shares of that class of the Municipal Bond Fund at net asset value. Shares in a plan account are then redeemed at net asset value (less any applicable CDSC) to make each withdrawal payment. Any applicable CDSC may be waived for certain redemptions under an Automatic Withdrawal Plan. See "Alternative Purchase Arrangements--Waiver of Contingent Deferred Sales Charges."

         Redemptions for the purpose of withdrawals are ordinarily made on the business day preceding the day of payment at that day's closing net asset value and checks are mailed on the day of payment selected by the shareholder. The Transfer Agent may accelerate the redemption and check mailing date by one day to avoid weekend delays. Payment will be made to any person the investor designates; however, if the shares are registered in the name of a trustee or other fiduciary, payment will be made only to the fiduciary, except in the case of a profit-sharing or pension plan where payment will be made to the designee. As withdrawal payments may include a return of principal, they cannot be considered a guaranteed annuity or actual yield of income to the investor. The redemption of shares in connection with an Automatic Withdrawal Plan may result in a gain or loss for tax purposes. Continued withdrawals in excess of income will reduce and possibly exhaust invested principal, especially in the event of a market decline. The maintenance of an Automatic Withdrawal Plan concurrently with purchases of additional shares of the Municipal Bond Fund would be disadvantageous to the investor because of the CDSC that may become payable on such withdrawals in the case of Class A, Class B or Class C shares and because of the initial sales charge in the case of Class A shares. For this reason, the minimum investment accepted for the Municipal Bond Fund while an Automatic
Withdrawal Plan is in effect for the Municipal Bond Fund is $1,000, and an investor may not maintain a plan for the accumulation of shares of the Municipal Bond Fund (other than through reinvestment of distributions) and an Automatic Withdrawal Plan at the same time. The Trust or the Distributor may terminate or change the terms of the Automatic Withdrawal Plan at any time.

         Because the Automatic Withdrawal Plan may involve invasion of capital, investors should consider carefully with their own financial advisers whether the plan and the specified amounts to be withdrawn are appropriate in their circumstances. The Trust and the Distributor make no recommendations or representations in this regard.

DISTRIBUTOR AND DISTRIBUTION AND SERVICING PLANS

         The Distributor, a wholly owned subsidiary of PIMCO Advisors, is the principal underwriter of the Trust's shares and in that connection makes distribution and servicing payments to participating brokers and servicing payments to certain banks and other financial intermediaries in connection with the sale of Class B and Class C shares and servicing payments to participating brokers, certain banks and other financial intermediaries in connection with the sale of Class A shares. In the case of Class A shares, these parties are also compensated based on the amount of the front-end sales charge reallowed by the Distributor, except in cases where Class A shares are sold without a front-end sales charge. In the case of Class B shares, participating brokers and other financial intermediaries are compensated by an advance of a sales commission by the Distributor. In the case of Class C shares, part or all of the first year's distribution and servicing fee is generally paid at the time of sale. Pursuant to a Distribution Contract with the Trust, with respect to the Municipal Bond Fund's Class A, Class B and Class C shares, the Distributor bears various other promotional and sales related expenses, including the cost of printing and mailing prospectuses to persons other than current shareholders. The Distributor, located at 2187 Atlantic Street, Stamford, Connecticut 06902, is a broker-dealer registered with the SEC.

         Class A Servicing Fees As compensation for services rendered and expenses borne by the Distributor in connection with personal services rendered to Class A shareholders of the Trust and the maintenance of Class A shareholder accounts, the Trust pays the Distributor servicing fees up to the annual rates of 0.25% (calculated as a percentage of each Fund's average daily net assets attributable to Class A shares).

                                                             Servicing
                       Fund                                  Fee
                      -----------------------------------------------------
                       Municipal Bond Fund                    .25%


         Class B Distribution and Servicing Fees As compensation for services rendered and expenses borne by the Distributor in connection with the distribution of Class B shares of the Trust and, in connection with personal services rendered to Class B shareholders of the Trust and the maintenance of Class B shareholder accounts, the Trust pays the Distributor servicing fees and distribution fees up to the annual rates set forth below (calculated as a percentage of each Fund's average daily net assets attributable to Class B shares):


                                               Servicing     Distribution
                       Fund                    Fee           Fee
                      ------------------------------------------------------
                       Municipal Bond Fund      .25%          .75%

         Class C Distribution and Servicing Fees As compensation for services rendered and expenses borne by the Distributor in connection with the distribution of Class C shares of the Trust and, in connection with personal services rendered to Class C shareholders of the Trust and the maintenance of Class C shareholder accounts, the Trust pays the Distributor servicing fees and distribution fees up to the annual rates set forth below (calculated as a percentage of the Municipal Bond Fund's average daily net assets attributable to Class C shares):

                                               Servicing     Distribution
                       Fund                    Fee           Fee
                      ------------------------------------------------------
                       Municipal Bond Fund      .25%          .75%

         The Class A servicing fees and Class B and Class C distribution and servicing fees paid to the Distributor are made under Distribution and Servicing Plans adopted pursuant to Rule 12b-l under the 1940 Act and are of the type known as "compensation" plans. This means that, although the Trustees of the Trust are expected to take into account the expenses of the Distributor and its predecessors in their periodic review of the Distribution and Servicing Plans, the fees are payable to compensate the Distributor for services rendered even if the amount paid exceeds the Distributor's expenses.

         The distribution fee applicable to Class B and Class C shares may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class B or Class C shares, respectively, including compensation to, and expenses (including overhead and telephone expenses) of, financial consultants or other employees of the Distributor or of participating or introducing brokers who engage in distribution of Class B or Class C shares, printing of prospectuses and reports for other than existing Class B or Class C shareholders, advertising, and preparation, printing and distribution of sales literature. The servicing fee, applicable to Class A, Class B and Class C shares of the Trust, may be spent by the Distributor on personal services rendered to shareholders of the Trust and the maintenance of shareholder accounts, including compensation to, and expenses (including telephone and overhead expenses) of, financial consultants or other employees of participating or introducing brokers, certain banks and other financial intermediaries who aid in the processing of purchase or redemption requests or the processing of dividend payments, who provide information periodically to shareholders showing their positions in a Fund's shares, who forward communications from the Trust to shareholders, who render ongoing advice concerning the suitability of particular investment opportunities offered by the Trust in light of the shareholders' needs, who respond to inquiries from shareholders relating to such services, or who train personnel in the provision of such services. Distribution and servicing fees may also be spent on interest relating to unreimbursed distribution or servicing expenses from prior years.

         Many of the Distributor's sales and servicing efforts involve the Trust as a whole, so that fees paid by Class A, Class B or Class C shares of the Municipal Bond Fund may indirectly support sales and servicing efforts relating to the other Funds' shares of the same class. In reporting its expenses to the Trustees, the Distributor itemizes expenses that relate to the distribution and/or servicing of a single Fund's shares, and allocates other expenses among the Funds based on their relative net assets. Expenses allocated to each Fund are further allocated among its classes of shares annually based on the relative sales of each class, except for any expenses that relate only to the sale or servicing of a single class. The Distributor may make payments to brokers (and with respect to servicing fees only, to certain banks and other financial intermediaries) of up to the following percentages annually of the average daily net assets attributable to shares in the accounts of their customers or clients:

                  Class A Shares

                                                             Servicing
                                                             Fee
                  --------------------------------------------------------
                   Municipal Bond Fund                        .25%

                  Class B Shares(1)

                                                             Servicing
                                                             Fee
                  --------------------------------------------------------
                   Municipal Bond Fund                        .25%

                  Class C Shares (2)

                                                  Servicing  Distribution
                                                 Fee         Fee
                  --------------------------------------------------------
                   Municipal Bond Fund            .25%        .65%


                  1.Payable only with  respect to shares  outstanding  for one year or more.

                  2.Payable  only with  respect  to shares  outstanding  for one year or more except in the case of shares for which no payment is made to the party at the time of sale.

         The Distributor may from time to time pay additional cash bonuses or other incentives to selected participating brokers in connection with the sale or servicing of Class A, Class B and Class C shares of the Municipal Bond Fund. On some occasions, such bonuses or incentives may be conditioned upon the sale of a specified minimum dollar amount of the shares of the Municipal Bond Fund and/or all of the Funds together or a particular class of shares, during a specific period of time. The Distributor currently expects that such additional bonuses or incentives will not exceed .50% of the amount of any sale. Pacific Investment Management (in its capacity as administrator) may also pay participating brokers and other intermediaries for transfer agency and other services.

         If in any year the Distributor's expenses incurred in connection with the distribution of Class B and Class C shares and, for Class A, Class B and Class C Shares, in connection with the servicing of shareholders and the maintenance of shareholder accounts, exceed the distribution and/or servicing fees paid by the Trust, the Distributor would recover such excess only if the Distribution and Servicing Plan with respect to such class of shares continues to be in effect in some later year when the distribution and/or servicing fees exceed the Distributor's expenses. The Trust is not obligated to repay any unreimbursed expenses that may exist at such time, if any, as the relevant Distribution and Servicing Plan terminates.

         From time to time, expenses of principal underwriters incurred in connection with the sale of shares of the Funds and in connection with the servicing of shareholders of the Funds and the maintenance of shareholder accounts may exceed the distribution and servicing fees collected by the Distributor. As of March 31, 1997, such expenses were approximately $430,000 in excess of payments under the Funds' Class A Distribution and Servicing Plan and $1,192,000 in excess of payments under the Funds' Class B Distribution and Servicing Plan. Expenses did not exceed payments under the Funds' Class C Distribution and Servicing Plan.

HOW NET ASSET VALUE IS DETERMINED

         The net asset value per share of Class A, Class B and Class C shares of the Municipal Bond Fund will be determined once on each day on which the Exchange is open as of the close of regular trading (normally 4:00 p.m., Eastern time) on the Exchange by dividing the total market value of the Municipal Bond Fund's portfolio investments and other assets attributable to that class, less any liabilities, by the number of total outstanding shares of that class. Net asset value will not be determined on days on which the Exchange is closed.

         Portfolio securities and other assets for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, at the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Fixed income securities, including those to be purchased under firm commitment agreements (other than obligations having a maturity of 60 days or less), are normally valued on the basis of quotations obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

         Short-term investments having a maturity of 60 days or less are valued at amortized cost, when the Board of Trustees determines that amortized cost is their fair value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable and whose durations are comparable to the securities being valued. Subject to the foregoing, other securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees.

         The Municipal Bond Fund's liabilities are allocated among its classes. The total of such liabilities allocated to a class plus that class's distribution and/or servicing fees and any other expenses specially allocated to that class are then deducted from the class's proportionate interest in the Municipal Bond Fund's assets, and the resulting amount for each class is divided by the number of shares of that class outstanding to produce the class's "net asset value" per share. Generally, for the Municipal Bond Fund, income dividends are expected to differ over time by approximately the amount of the expense accrual differential between the Municipal Bond Fund's classes.

DISTRIBUTIONS

         The Municipal Bond Fund pays out as dividends substantially all of its net investment income (which comes from dividends and interest it receives or is deemed to receive from its investments) and net realized short-term capital gains. For these purposes and for federal income tax purposes, a portion of the premiums from certain expired call or put options written by the Municipal Bond Fund, net gains from closing purchase and sale transactions with respect to such options, and net gains from futures transactions are treated as short-term capital gains. The Municipal Bond Fund distributes substantially all of its net realized capital gains, if any, after giving effect to any available capital loss carry-over.

         Shares begin earning dividends on the day after the date that funds are received by the Trust for the purchase of shares. For the Municipal Bond Fund, dividends are declared daily from net investment income to shareholders of record at the close of the previous business day, and distributed to shareholders monthly. Any net realized capital gains from the sale of portfolio securities will be distributed no less frequently than once yearly. Dividend and capital gain distributions of the Municipal Bond Fund will be reinvested in additional shares of the Municipal Bond Fund unless the shareholder elects to have them paid in cash. There are no sales charges on reinvested dividends. If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distributions will automatically be invested in the Money Market Fund until such shareholder is located. Dividends from net investment income with respect to Class B and Class C shares are expected to be lower than those paid with respect to Class A shares as a result of the distribution fees applicable to Class B and C shares.

         Shareholders may elect to invest dividends and/or distributions paid by the Municipal Bond Fund in shares of the same class of any other Fund of the Trust at net asset value. The shareholder must have an account existing in the Fund selected for investment with the identical registered name and address and must elect this option on the Account Application, on a form provided for that purpose or by a telephone request to the Transfer Agent at 800-426-0107. For further information on this option, contact your broker or call the Distributor at 800-426-0107.

TAXES

         The Municipal Bond Fund intends to qualify as a regulated investment company annually and to elect to be treated as a regulated investment company under the Code. As such, the Municipal Bond Fund generally will not pay federal income tax on the income and gains it pays as dividends to its shareholders. In order to avoid a 4% federal excise tax, the Municipal Bond Fund intends to distribute each year substantially all of its net income and gains.

         Shareholders subject to U.S. federal income tax will be subject to tax on any taxable distributions received from the Municipal Bond Fund, regardless of whether received in cash or reinvested in additional shares. Distributions received by tax-exempt shareholders generally will not be subject to federal income tax to the extent permitted under applicable tax law. All shareholders must treat dividends, other than capital gain dividends or dividends that represent a return of capital to shareholders, as ordinary income.

         Dividends designated by the Municipal Bond Fund as capital gain dividends derived from the Municipal Bond Fund's net capital gain (that is, the excess of net long-term gain over net short-term loss) are taxable to shareholders as long-term capital gain except as provided by an applicable tax exemption. Under the Taxpayer Relief Act of 1997, long-term capital gains will generally be taxed at a 28% or 20% rate, depending upon the holding period of the portfolio securities. Any distributions that are not from the Municipal Bond Fund's net investment income, short-term capital gain, or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Certain dividends declared in October, November or December of a calendar year are taxable to shareholders (who are subject to tax on dividends) as though received on December 31 of that year if paid to shareholders during January of the following calendar year. For state income tax purposes, interest on some federal obligations generally is not exempt from taxation, whether received directly by a shareholder or through distributions of investment company taxable income (for example, interest on FNMA and GNMA Certificates). The Municipal Bond Fund will advise shareholders annually of the amount and nature of the dividends paid to them.

         Dividends paid to shareholders by the Municipal Bond Fund which are derived from interest on Municipal Bonds are expected to be designated by the Fund as "exempt-interest dividends," and shareholders generally may exclude such dividends from gross income for federal income tax purposes. However, if a shareholder receives social security or railroad retirement benefits, the shareholder may be taxed on a portion of those benefits as a result of receiving tax-exempt income. In addition, certain exempt-interest dividends could, as discussed below, cause certain shareholders to become subject to the alternative minimum tax and may increase the alternative minimum tax liability of shareholders already subject to this tax.

         To the extent that dividends paid to shareholders by the Municipal Bond Fund are derived from taxable interest or from capital gains, such dividends will be subject to federal income tax. Any gain realized on a redemption of shares will be taxable gain, subject to any applicable tax exemption for which an investor may qualify.

         Dividends derived from interest on certain U.S. Government securities may be exempt from state and local taxes, although interest on mortgage-backed U.S. Government securities is generally not so exempt. The distributions of "exempt-interest dividends" paid by the Municipal Bond Fund may be exempt from state and local taxation when received by a shareholder to the extent that they are derived from interest on Municipal Bonds issued by the state or political subdivision in which such shareholder resides. The federal exemption for "exempt-interest dividends" attributable to Municipal Bonds does not necessarily result in exemption of such dividends from income for the purpose of state and local taxes. The Trust will report annually on a state-by-state basis the source of income the Municipal Bond Fund receives on Municipal Bonds that was paid out as dividends during the preceding year.

         The Code also provides that exempt-interest dividends allocable to interest received from "private activity bonds" issued after August 7, 1986 are an item of tax preference for individual and corporate alternative minimum tax at the applicable rate for individuals and corporations. Therefore, if the Municipal Bond Fund invests in such private activity bonds, certain of its shareholders may become subject to the alternative minimum tax on that part of its distributions to them that are derived from interest income on such bonds, and certain shareholders already subject to such tax may have increased liability therefor. However, it is the present policy of the Municipal Bond Fund to invest no more than 20% of its assets in such bonds. Other provisions of the Code affect the tax treatment of distributions from the Municipal Bond Fund for corporations, casualty insurance companies, and financial institutions. In particular, under the Code, for corporations, alternative minimum taxable income will be increased by a percentage of the amount by which the corporation's "adjusted current earnings" (which includes various items of tax exempt income) exceeds the amount otherwise determined to be alternative minimum taxable income. Accordingly, an investment in the Municipal Bond Fund may cause shareholders to be subject to (or result in an increased liability under) the alternative minimum tax.

         Dividends to shareholders of the Municipal Bond Fund derived from money market instruments and U.S. Government securities are generally taxable as ordinary income. The Fund may seek to reduce fluctuations in its net asset value by engaging in portfolio strategies involving options on securities, futures contracts, and options on futures contracts. Any gain derived by the Fund from the use of such instruments, including by reason of "marking to market," will be treated as a combination of short-term and long-term capital gain and, if not offset by realized capital losses incurred by the Fund, will be distributed to shareholders (possibly requiring the liquidation of other portfolio securities) and will be taxable to shareholders as a combination of ordinary income and long-term capital gain.

         Interest accrued by the Municipal Bond Fund from inflation-indexed bonds will be includable in the Municipal Bond Fund's gross income in the period in which they accrue. Periodic adjustments for inflation in the principal value of these securities also may give rise to original issue discount, which, likewise, will be includable in the Municipal Bond Fund's gross income on a current basis, regardless of whether the Municipal Bond Fund receives any cash payments. See "Taxation--Original Issue Discount" in the Trust's Statement of Additional Information. Amounts includable in the Municipal Bond Fund's gross income become subject to tax-related distribution requirements. Accordingly, the Municipal Bond Fund may be required to make annual distributions to shareholders in excess of the cash received in a given period from these investments. As a result, the Municipal Bond Fund may be required to liquidate certain investments at a time when it is not advantageous to do so. If the principal value of an inflation-indexed bond is adjusted downward in any period as a result of deflation, the reduction may be treated as a loss to the extent the reduction exceeds coupon payments received in that period; in that case, the amount distributable by the Municipal Bond Fund may be reduced and amounts distributed previously in the taxable year may be characterized in some circumstances as a return of capital.

         Taxable shareholders should note that the timing of their investment could have undesirable tax consequences. If shares are purchased on or just before the record date of a dividend, taxable shareholders will pay full price for the shares and may receive a portion of their investment back as a taxable distribution.

         The preceding discussion relates only to federal income tax; the consequences under other tax laws may differ. For additional information relating to the tax aspects of investing in the Municipal Bond Fund, see the Trust's Statement of Additional Information.

MANAGEMENT OF THE TRUST

         The business affairs of the Trust are managed under the direction of the Board of Trustees. The Trustees are Guilford C. Babcock, R. Wesley Burns, Vern O. Curtis, Brent R. Harris, Thomas P. Kemp, and William J. Popejoy. Additional information about the Trustees and the Trust's executive officers may be found in the Trust's Statement of Additional Information under the heading "Management--Trustees and Officers."

         Investment Advisor

         Pacific Investment Management Company serves as investment adviser ("Advisor") to the Municipal Bond Fund pursuant to an investment advisory contract. Pacific Investment Company is an investment counseling firm founded in 1971, and had approximately $118 billion in assets under management as of December 31, 1997. Pacific Investment Management is a subsidiary of PIMCO Advisors. The general partners of PIMCO Advisors are PIMCO Partners G.P. and PIMCO Advisors Holding L.P. PIMCO Partners G.P. is a general partnership between PIMCO Holdings LLC, a Delaware limited liability company and indirect wholly-owned subsidiary of Pacific Life Insurance Company, and PIMCO Partners LLC, a limited liability company controlled by the PIMCO Managing Directors. PIMCO Partners G.P. is the sole general partner of PIMCO Advisors Holdings L.P. Pacific Investment Management's address is 840 Newport Center Drive, Suite 360, Newport Beach, California 92660. Pacific Investment Management is registered as an investment adviser with the SEC and as a commodity trading advisor with the CFTC.

         Pacific Investment Management manages the investment and reinvestment of the assets of the Municipal Bond Fund. Pacific Investment Management is responsible for placing orders for the purchase and sale of the Fund's investments directly with brokers or dealers selected by it in its discretion. See "Portfolio Transactions" in the Trust's Statement of Additional Information.

         The portfolio manager for the Municipal Bond Fund is Benjamin Ehlert, Executive Vice President of Pacific Investment Management. A Fixed Income Portfolio Manager, Mr. Ehlert has been associated with Pacific Investment Management for over 23 years.

         Fund Administrator

         Pacific Investment Management also serves as administrator for the Municipal Bond Fund's Class A, Class B and Class C shares pursuant to an administration agreement with the Trust. Pacific Investment Management provides administrative services for Class A, Class B and Class C shareholders of the Municipal Bond Fund, which include clerical help and accounting, bookkeeping, internal audit services, and certain other services required by the Municipal Bond Fund, preparation of reports to the Municipal Bond Fund's shareholders and regulatory filings. Pacific Investment Management may also retain certain of its affiliates to provide certain of these services. In addition, Pacific Investment Management, at its own expense, arranges for the provision of legal, audit, custody, transfer agency (including sub-transfer agency and other administrative services) and other services for the Municipal Bond Fund, and is responsible for the costs of registration of the Trust's shares and the printing of prospectuses and shareholder reports for current shareholders.

         The Trust's Funds (and not Pacific Investment Management) are responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of Pacific Investment Management or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not "interested persons" of Pacific Investment Management or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses, such as organizational expenses, which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares, which include distribution and servicing fees payable with respect to Class A, Class B and Class C shares, and may include certain other expenses as permitted by the Trust's Multi-Class Plan adopted pursuant to Rule 18f-3 under the 1940 Act, subject to review and approval by the Trustees.

         Advisory and Administrative Fees

         The Municipal Bond Fund features fixed advisory and administrative fee rates. For providing investment advisory and administrative services to the Municipal Bond Fund as described above, Pacific Investment Management receives monthly fees from the Municipal Bond Fund at an annual rate of (i) 0.25% based on the average daily net assets of the Municipal Bond Fund for advisory fees, and (ii) 0.35% attributable in the aggregate to the Municipal Bond Fund's Class A, Class B and Class C shares for administrative fees.

         Both the investment advisory contract and administration agreement with respect to Class A, Class B and Class C shares of the Municipal Bond Fund may be terminated by the Trustees at any time on 60 days' written notice. The investment advisory contract may be terminated by Pacific Investment Management on 60 days' written notice. Following the expiration of the one-year period commencing with the effectiveness of the administration agreement, it may be terminated by Pacific Investment Management on 60 days' written notice. Following its initial two-year term, the investment advisory contract will continue from year to year if approved by the Trustees. Following its initial one-year term, the administration agreement with respect to Class A, Class B and Class C shares of the Fund will continue from year-to-year if approved by the Trustees.

         Portfolio Transactions

         Pursuant to the advisory contract, Pacific Investment Management places orders for the purchase and sale of portfolio investments for the Municipal Bond Fund's accounts with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the account of the Municipal Bond Fund, Pacific Investment Management will seek the best price and execution of the Municipal Bond Fund's orders. In doing so, the Municipal Bond Fund may pay higher commission rates than the lowest available when Pacific Investment Management believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction.

         Pacific Investment Management manages the Municipal Bond Fund without regard generally to restrictions on portfolio turnover, except those imposed on its ability to engage in short-term trading by provisions of the federal tax laws. The use of certain derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for the Municipal Bond Fund. Trading in fixed income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. The higher the rate of portfolio turnover of the Municipal Bond Fund, the higher all these transaction costs borne by the Municipal Bond Fund generally will be.

         Some securities considered for investments by the Municipal Bond Fund may also be appropriate for other clients served by Pacific Investment Management. If a purchase or sale of securities consistent with the investment policies of the Municipal Bond Fund and one or more of these clients served by Pacific Investment Management is considered at or about the same time, transactions in such securities will be allocated among the Municipal Bond Fund and clients in a manner deemed fair and reasonable by Pacific Investment Management. Pacific Investment Management may aggregate orders for the Municipal Bond Fund with simultaneous transactions entered into on behalf of other clients of Pacific Investment Management so long as price and transaction expenses are averaged either for that transaction or for the day.

DESCRIPTION OF DURATION

         Duration is a measure of the expected life of a fixed income security that was developed as a more precise alternative to the concept of "term to maturity." Traditionally, a fixed income security's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term to maturity" measures only the time until a fixed income security provides its final payment, taking no account of the pattern of the security's payments prior to maturity. In contrast, duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Duration management is one of the fundamental tools used by Pacific Investment Management.

         Duration is a measure of the expected life of a fixed income security on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other things being equal, the lower the stated or coupon rate of interest of a fixed income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter the duration of the security.

         Futures, options and options on futures have durations which, in general, are closely related to the duration of the securities which underlie them. Holding long futures or call option positions (backed by a segregated account of cash and cash equivalents) will lengthen a Fund's duration by approximately the same amount that holding an equivalent amount of the underlying securities would.

         Short futures or put option positions have durations roughly equal to the negative duration of the securities that underlie these positions, and have the effect of reducing portfolio duration by approximately the same amount that selling an equivalent amount of the underlying securities would.

         There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. For inflation-indexed bonds, duration is calculated on the basis of modified real duration, which measures price changes of inflation-indexed bonds on the basis of changes in real, rather than nominal, interest rates. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. Finally, the duration of a fixed income security may vary over time in response to changes in interest rates and other market factors. In these and other similar situations, Pacific Investment Management will use more sophisticated analytical techniques that incorporate the anticipated economic life of a security into the determination of its interest rate exposure.

DESCRIPTION OF SECURITIES RATINGS

         The Municipal Bond Fund makes use of average portfolio credit quality standards to assist institutional investors whose own investment guidelines limit their investments accordingly. In determining the Municipal Bond Fund's overall dollar-weighted average quality, unrated securities are treated as if rated, based on Pacific Investment Management's view of their comparability to rated securities. The Municipal Bond Fund's use of average quality criteria is intended to be a guide for those institutional investors whose investment guidelines require that assets be invested according to comparable criteria. Reference to an overall average quality rating for the Municipal Bond Fund does not mean that all securities held by the Fund will be rated in that category or higher. The Municipal Bond Fund's investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody's or S&P or, if unrated, determined by Pacific Investment Management to be of comparable quality). The percentage of the Municipal Bond Fund's assets invested in securities in a particular rating category will vary. Following is a description of Moody's and S&P's ratings applicable to fixed income securities.

Moody's Investors Service, Inc.

         Corporate and Municipal Bond Ratings

         Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

         A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

         Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca:  Bonds  which  are  rated  Ca  represent   obligations   which  are
speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

         Corporate Short-Term Debt Ratings

         Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters of credit and bonds of indemnity are excluded unless explicitly rated.

         Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

         PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

         PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor's Ratings Services

         Corporate and Municipal Bond Ratings

         Investment Grade

         AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

         A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

         Speculative Grade

         Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

         BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

         B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

         CCC: Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

         CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

         C: The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         CI: The rating CI is reserved for income bonds on which no interest is being paid.

         D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

         r: The "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

         The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

         N.R.: Not rated.

         Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

                              [Outside Back Cover]

                                TABLE OF CONTENTS




OVERVIEW 3

         The Proposed Reorganization...........................................3
         Investment Objectives and Policies....................................4
         Investment Advisers...................................................4
         Fees and Expenses.....................................................4
         Classes of Shares.....................................................5
         Purchase, Redemption, and Exchange Information........................5
         Federal Income Tax Consequences of the Reorganization.................5

INVESTMENT PRACTICES AND RISK CONSIDERATIONS...................................5

         Comparison of Objectives and Primary Investments......................5
         Comparison of Securities and Investment Techniques....................7

FEES AND EXPENSES.............................................................13


INFORMATION ABOUT THE REORGANIZATION..........................................15


ADDITIONAL INFORMATION ABOUT THE FUNDS........................................18


GENERAL INFORMATION...........................................................21

         Solicitation of Proxies..............................................21
         Voting Rights........................................................21
         Other Matters to Come Before the Meeting.............................22
         Principal Underwriter................................................22
         Shareholder Proposals................................................22
         Information About the Funds..........................................22
         Reports to Shareholders..............................................23

APPENDIX A

         Form of Agreement and Plan of Reorganization........................A-1

APPENDIX B

         Additional Information About the Municipal Bond Fund................B-1

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. The Trustees recommend a vote FOR the proposal.

Proposal to approve the merger of the PIMCO Tax Exempt       [  ]   FOR   [  ]  AGAINST   [ ] ABSTAIN
Fund, as described in the Proxy Statement /Prospectus and the Agreement and Plan
of Reorganization.

PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.


--------------------------------------------------------------------------------


PIMCO Tax Exempt Fund                  Proxy Solicited By the Board of Trustees
A Series of PIMCO Funds:  Multi-Manager Series

            PROXY FOR SPECIAL MEETING OF SHAREHOLDERS - June __, 1998

The undersigned hereby appoints Stephen J. Treadway, Newton B. Schott, Jr., and Edward W. Janeczek, Jr., and each of them, proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of the PIMCO Tax Exempt Fund, a series of the Trust indicated above, on June __, 1998 at 10:00 a.m., Eastern Time, and at any adjournments thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present.

                         NOTE: Please sign exactly as your name appears on this card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

                         Signature(s):

                         -------------------------------------------------------

                         -------------------------------------------------------

                                      Date:

                         -------------------------------------------------------

                                     PART B

                PIMCO FUNDS: PACIFIC INVESTMENT MANAGEMENT SERIES
                  --------------------------------------------------------------

                       Statement of Additional Information
                                 April __, 1998
                  --------------------------------------------------------------

Acquisition of the Assets of PIMCO Tax Exempt Fund (a       By and in Exchange for Shares of PIMCO Municipal Bond
Series of PIMCO Funds: Multi-Manager Series)                Fund (a Series of PIMCO Funds: Pacific Investment
800 Newport Center Drive                                    Management Series)
Newport Beach, California  92660                            840 Newport Center Drive
                                                            Newport Beach, California  92660

This Statement of Additional Information is available to the Shareholders of PIMCO Tax Exempt Fund ("Tax Exempt Fund") in connection with a proposed transaction whereby PIMCO Municipal Bond Fund ("Municipal Bond Fund"), a series of PIMCO Funds: Pacific Investment Management Series ("PIMS"), will acquire all of the assets of PIMCO Tax Exempt Fund ("Tax Exempt Fund"), a series of PIMCO
Funds: Multi-Manager Series ("MMS"), and certain liabilities, in exchange for shares of Municipal Bond Fund.

This Statement of Additional Information of PIMS consists of this cover page and the following documents, each of which has been filed electronically and is incorporated by reference herein:

(1) The Statement of Additional Information of PIMS dated April 1, 1998, including financial statements and report of independent accountants regarding the Municipal Bond Fund;

(2) Financial statements and report of independent accountants regarding the Tax Exempt Fund included in the June 30, 1997 Annual Report of MMS;

(3) Financial statements regarding the Tax Exempt Fund included in the December 31, 1997 Semi-Annual Report of MMS.

This Statement of Additional Information is not a prospectus. A Proxy Statement/Prospectus dated April __, 1998 relating to the reorganization of Tax Exempt Fund may be obtained by writing to PIMCO Funds Distributors LLC, 2187 Atlantic Street, Stamford, Connecticut 06902, Attn.: Proxy Department, or calling (800) 426-0107. This Statement of Additional Information should be read in conjunction with the Proxy Statement/Prospectus.

Financial Statements

Unaudited pro forma financial statements for the Funds relating to the Reorganization, are set forth below.


                                [To be provided]

                                     PART C

                                OTHER INFORMATION


Item 15. Indemnification

                  Reference   is  made  to  Article   IV  of  the   Registrant's
                  Declaration of Trust, which was filed with the Registrant's initial Registration Statement.

                  Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 16. Exhibits

                  (1)      (i)      Form of Declaration of Trust of Registrant7/

                           (ii)     Form of Amended and Restated Establishment and Designation of Series of Shares
                                    of Beneficial Interest, Par Value $0.0001 Per Share8/

                  (2)      Form of By-laws of Registrant7/

                  (3)      Not Applicable

                  (4)      Form of Agreement and Plan of Reorganization*

                  (5)      See Exhibits 1 and 2.

                  (6)      (i)      Form of Investment Advisory Contract7/

                           (ii)     Form of Amendment to Investment Advisory Contract7/

                           (iii)    Form of Supplement to Investment Advisory Contract Relating to StocksPLUS
                                    Short Strategy Fund2/

                           (iv)     Form of Supplement to Investment Advisory Contract Relating to Balanced Fund3/

                           (v)      Form of Supplement to Investment Advisory Contract Relating to Global Bond
                                    Fund II5/

                           (vi)     Form of Supplement to Investment Advisory Contract Relating to Real Return
                                    Bond Fund5/

                           (vii)    Supplement to Investment Advisory Contract Relating to Low Duration Mortgage,
                                    Total Return Mortgage, Emerging Markets Bond and Emerging Markets Bond II
                                    Funds6/

                           (viii)   Supplement to Investment Advisory Contract Relating to Municipal Bond Fund9/

                  (7)      Form of Amended and Restated Distribution Contract9/

                  (8)      Not Applicable

                  (9)      Form of Custodian Agreement7/

                  (10)     (i)      Form of Distribution and Servicing Plan for Class A Shares4/

                           (ii)     Form of Distribution and Servicing Plan for Class B Shares4/

                           (iii)    Form of Distribution and Servicing Plan for Class C Shares4/

                           (iv)     Form of Amended and Restated Distribution Plan for Administrative Class
                                    Shares7/

                           (v)      Form of Amended and Restated Administrative Services Plan for Administrative
                                    Class Shares7/

                           (vi)     Form of Amended and Restated Multi-Class Plan9/

                  (11)     Opinion and Consent of Counsel

                  (12)     Opinion and Consent of Counsel supporting tax matters and consequences.**

                  (13)     (i)      Form of Transfer Agency Agreement7/

                           (ii)     Form of Transfer Agency Agreement with Shareholder Services, Inc.1/

                           (iii)    Form of Amended and Restated Administration Agreement9/

                           (iv)     Form of Shareholder Servicing Agreement

                  (14)     Consents of Independent Auditors

                  (15)     Not Applicable

                  (16)     Powers of Attorney

                  (17)     Not Applicable

                  ------------------------------------
         1/       Filed with Post-Effective Amendment No. 33 to the Registration Statement of PIMCO Advisors
                  Funds (File No. 2-87203) on November 30, 1995.

         2/       Filed with Post-Effective Amendment No. 27 on January 16, 1996.

         3/       Filed with Post-Effective Amendment No. 28 on April 1, 1996.

         4/       Filed with Registration  Statement on Form N-14 (File No. 333-12871)
                  on September 27, 1996.

         5/       Filed with Post-Effective Amendment No. 33 on January 13, 1997.

         6/       Filed with Post-Effective Amendment No. 36 on July 11, 1997.

         7/       Filed with Post-Effective Amendment No. 37 on November 17, 1997.

         8/       Filed with Post-Effective Amendment No. 39 on December 31, 1997.

         9/       Filed with Post-Effective Amendment No. 40 on March 13, 1998.

         *        Filed herewith as Appendix "A" to the Proxy Statement/Prospectus.

         **       To be filed by post-effective amendment.

Item 17. Undertakings

         (1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

         (2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

         (3) The undersigned registrant agrees to file, by post-effective amendment, an opinion of counsel or a copy of an Internal Revenue Service ruling supporting the tax consequences of the proposed reorganization described in this registration statement within a reasonable time after receipt of such opinion or ruling.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Washington in the District of Columbia on the 17th day of March, 1998.

                                   PIMCO FUNDS
                                  (Registrant)

                               By:  ___________________________________
                                             R. Wesley Burns*
                                             President

                           *By:  __/s/ Robert W. Helm_______________
                                    Robert W. Helm, as attorney-in-fact

           Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature                                   Title             Date


____________________________                Trustee           March 17, 1998
Guilford C. Babcock*


____________________________                Trustee           March 17, 1998
Thomas P. Kemp*


____________________________                Trustee           March 17, 1998
Brent R. Harris*


____________________________                Trustee           March 17, 1998
William J. Popejoy*


____________________________                Trustee           March 17, 1998
Vern O. Curtis*

____________________________                Trustee and       March 17, 1998
R. Wesley Burns*                            President
                                            (Principal
                                            Executive Officer)

____________________________                Treasurer         March 17, 1998
John P. Hardaway*                           (Principal Financial
                                            and Accounting
                                            Officer)


*By: _/s/ Robert W. Helm____
         Robert W. Helm,
         as attorney-in-fact

*        Pursuant to power of attorney filed herewith.

                                  EXHIBIT INDEX


Exhibit No.                Exhibit Name

11                         Opinion and Consent of Counsel

14                         Consents of Independent Auditors

16                         Powers of Attorney